CONFIDENTIAL	Exhibit 10.2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***]
AMENDED AND RESTATED GAMMA IP LICENCE AGREEMENT
among
F-STAR BIOTECHNOLOGY LIMITED,
and
F-STAR GAMMA LIMITED,
Dated as of 24 August 2016

CONFIDENTIAL

CONFIDENTIAL

THIS AMENDED AND RESTATED LICENSE AGREEMENT is made and entered into effective as of 24 August 2016 (the “Effective Date”) by and between

(1)	F-STAR BIOTECHNOLOGY LIMITED, a limited liability company incorporated under the laws of England and Wales (“F-star”),

(2)	F-STAR GAMMA LIMITED, a limited liability company incorporated under the laws of England and Wales (“Gamma”)
F-star and Gamma are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
BACKGROUND

(A)
F-star Controls (as defined herein) certain intellectual property rights with respect to Fcabs (as defined herein), mAb[2] (as defined herein) and Licensed Products (as defined herein) in the Territory (as defined herein).

(B)	Gamma has been incorporated to develop Fcabs with respect to blood-brain barrier transcytosis.

(C)
On 30 June 2016 F-star and Gamma entered into a licence agreement pursuant to which F-star granted to Gamma, and Gamma agreed to take a license under such intellectual property rights to develop and commercialize Licensed Products in the Territory (the “Existing License Agreement”).

(D)	The Parties wish to amend and restate the terms of the Existing License Agreement as set out in this Agreement.

(E)
Under separate agreements dated the same date as this Agreement, Gamma has granted to Denali Therapeutics Inc. (“Denali”) a research and development license and an option to take a licence under a License and Collaboration Agreement (the “Denali License Agreement”) and the shareholders of Gamma have granted an option to purchase the entire share capital of Gamma under a Buy-out Option Agreement (as defined herein) pursuant to the terms of the SPA (as defined herein).

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

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ARTICLE I
DEFINITIONS
As used in this Agreement and the Schedules to this Agreement the following capitalized terms, whether used in the singular or plural, shall have the meanings set out below:

1.1	“Accepted Fcab Target” means an Fcab Target that has become an Accepted Fcab Target as provided for in Section 3.1.

1.2
“Accounting Standards” means, with respect to (a) F-star that records and books of accounts shall be maintained in accordance with International Financial Reporting Standards (“IRFS”), and (b) Gamma or its Affiliates or Sublicensees, that records and books of accounts shall be maintained in accordance with United States Generally Accepted Accounting Principles or IFRS.

1.3
“Affiliate” means, with respect to a Party, any Person that, directly or indirectly, through one (1) or more intermediaries, controls, is controlled by or is under common control with such Party. For purposes of this definition, “control” and, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with” means (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise; or (b) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a Person (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity). The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside of the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management or policies of such entity. Notwithstanding the foregoing: (i) none of [***] shall be deemed an “Affiliate” of F-star or of each other, other than [***], which are Affiliates solely of each other; and

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(ii) no company with substantially the same shareholders as [***] shall be an Affiliate of any of any of [***].

1.4	“Agreement” means this agreement and all schedules, appendices and other addenda attached hereto as any of the foregoing may be amended in accordance with the provisions of this Agreement.

1.5
“Antibody” means an immunoglobulin (Ig) molecule or fragment thereof that binds to an antigen and shall include mono specific and multispecific immunoglobulin molecules or a nucleic acid-containing molecule that encodes such an immunoglobulin molecule or fragment thereof including any of the foregoing as conjugates bound to a toxin, label or other moiety. In the case of an Incorporated Biologic, “Antibody” will mean the Ig molecule or fragment thereof together with the attached Incorporated Biologic.

1.6
“Applicable Law” means federal, state, local, national and supra-national laws, statutes, rules, and regulations, including any rules, regulations, guidelines, or other requirements of the Regulatory Authorities, major national securities exchanges or major securities listing organizations, that may be in effect from time to time during the Term and applicable to a particular activity or country or other jurisdiction hereunder.

1.7	“Audit Arbitrator” has the meaning set forth in Section 7.15.

1.8	“Bankruptcy Code” has the meaning set forth in Section 12.6.1.

1.9	“BLA” has the meaning set forth in the definition of “Drug Approval Application” in Section 1.29.

1.10	“Breaching Party” has the meaning set forth in Section 12.3.

1.11	“Business Day” means a day other than a Saturday or Sunday on which banking institutions in San Francisco, California or London, England are open for business.

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1.12	“Buy-out Option Agreement” means the agreement made between Denali and the shareholders of Gamma dated on or about the date of this Agreement, a copy of which is included as Schedule 1.12.

1.13	“Buy-out Option Period” means the period defined in the Denali License Agreement.

1.14	“Buy-out Option” means the option to buy the entire share capital of Gamma pursuant to the Buy-out Option Agreement.

1.15
“Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1, April 1, July 1 and October 1, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Effective Date, and the last Calendar Quarter shall end on the last day of the Term.

1.16
“Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.

1.17	“Centralized Approval Procedure” means the procedure through which a MAA filed with the EMA results in a single marketing authorization valid throughout the European Union.

1.18
“Clinical Studies” means Phase I, Phase II, Phase III, and such other tests and studies in human subjects that are required by Applicable Law, or otherwise conducted or recommended by the Regulatory Authorities, to obtain or maintain Regulatory Approvals for a Licensed Product for one (1) or more indications, including tests or studies that are intended to expand the approved indications for such Licensed Product.

1.19	“Combination Product” means a Licensed Product containing or consisting of one (1) or more mAb[2] and one (1) or more Other Active Ingredients, whether in the same or different formulations.

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1.20
“Commercialization” means any and all activities directed to the preparation for sale of, offering for sale of, or sale of a molecule or product, including activities related to marketing, promoting, distributing, importing and exporting such molecule or product, and, for purposes of setting forth the rights and obligations of the Parties under this Agreement, shall be deemed to include conducting medical affairs activities and conducting Phase IV Studies, and interacting with Regulatory Authorities regarding any of the foregoing. When used as a verb, “to Commercialize” and “Commercializing” means to engage in Commercialization, and “Commercialized” has a corresponding meaning.

1.21
“Commercially Reasonable Efforts” means, with respect to the performance of Development, Commercialization, or Manufacturing activities with respect to an Fcab, a mAb[2] or a Licensed Product by a Party, the carrying out of such activities using efforts and resources comparable to the efforts and resources that such Party would typically devote to compounds or products of similar market potential at a similar stage in development or product life.

1.22
“Confidential Information” means any Information or data provided orally, visually, in writing or other form by or on behalf of one (1) Party (or an Affiliate or representative of such Party) to the other Party (or to an Affiliate or representative of such Party) in connection with this Agreement after the Effective Date, including Information relating to the terms of this Agreement, any Fcab, any mAb[2] or any Licensed Product, any Exploitation of any Fcab or any mAb[2] or any Licensed Product, any Know-How with respect thereto developed by or on behalf of the disclosing Party or its Affiliates (including Gamma Know-How and F-star Know-How, as applicable), or the scientific, regulatory or business affairs or other activities of either Party. Notwithstanding the foregoing, (a) F-star IP will be considered Confidential Information of F-star and (b) Gamma IP will be considered Confidential Information of Gamma.

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1.23
“Control” means, with respect to any item of Information, material, Patent, or other property right, the possession of the right, whether directly or indirectly, and whether by ownership, license, covenant not to sue or otherwise (other than by operation of the license and other grants in ARTICLE 6), to grant a license, sublicense or other right to or under such Information, material, Patent, or other property right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party; provided, that neither Party shall be deemed to Control any item of Information, material, Patent, or other property right of a Third Party if access under this Agreement requires or triggers a payment obligation, unless the Party being granted a sublicense hereunder to such Information, material, Patent or other property right agrees in writing to pay such payment obligation.

1.24	“Default Notice” has the meaning set forth in Section 12.3.

1.25	“Denali License Agreement” has the meaning set out in paragraph (C) of the Background above.

1.26
“Development” means all activities related to pre-clinical and other non-clinical discovery, research, testing, test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, qualification and validation, quality assurance/quality control, Clinical Studies, including Manufacturing in support thereof, statistical analysis and report writing, the preparation and submission of Drug Approval Applications, regulatory affairs with respect to the foregoing and all other activities necessary or reasonably useful or otherwise requested or required by a Regulatory Authority as a condition or in support of obtaining or maintaining a Regulatory Approval. When used as a verb, “Develop” means to engage in Development. For purposes of clarity, Development shall include any submissions and activities required in support thereof, required by Applicable Laws or a Regulatory Authority as a condition or in support of obtaining a pricing or reimbursement approval for an approved molecule or product.

1.27	“Dispute” has the meaning set forth in Section 13.6.

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1.28	“Dollars” or “$” means United States Dollars.

1.29
“Drug Approval Application” means a Biologics License Application (a “BLA”) as defined in the FFDCA, or any corresponding foreign application in the Territory, including, with respect to the European Union, a Marketing Authorization Application (a “MAA”) filed with the EMA pursuant to the Centralized Approval Procedure or with the applicable Regulatory Authority of a country in Europe with respect to the mutual recognition or any other national approval procedure.

1.30	“Effective Date” means the effective date of this Agreement as set forth in the preamble hereto.

1.31	“EMA” means the European Medicines Agency and any successor agency(ies) or authority having substantially the same function.

1.32
“European Union” or “E.U.” means the economic, scientific, and political organization of member states known as the European Union, as its membership may be altered from time to time, and any successor thereto.

1.33
“Exploit” or “Exploitation” means to make, have made, import, export, use, have used, sell, have sold, or offer for sale, including to Develop, Commercialize, register, modify, enhance, improve, Manufacture, have Manufactured, hold, or keep (whether for disposal or otherwise), or otherwise dispose of.

1.34
“Fab” means the region on an Antibody that (a) binds to an antigen and is either composed of (i) one (1) constant and one (1) variable domain of each of the heavy and the light chain wherein the binding sites are located in the variable domains, or (ii) is another protein or polypeptide that specifically binds to an antigen or substrate, or (b) constitutes [***] or, subject to agreement (or resolution) as set out in Section 3.3 of the Denali License Agreement, [***] (an “Incorporated Biologic”); provided that following completion by Denali of the acquisition of Gamma following the exercise of the Buy-out Option there will no longer be a requirement to obtain such agreement (or resolution).

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1.35	“Fcab” means a constant domain of an Antibody that includes an antigen binding site that confers a specific binding of such constant domain to a defined target antigen.

1.36	“FDA” means the United States Food and Drug Administration and any successor agency(ies) or authority having substantially the same function.

1.37
“FFDCA” means the United States Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301 et seq., as amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions, and modifications thereto).

1.38	“Field” means any use.

1.39	“F-star Alpha” means F-star Alpha Limited, a limited liability company incorporated under the laws of England and Wales with registered number 08676690.

1.40	“F-star Beta” means F-star Beta Limited, a limited liability company incorporated under the laws of England and Wales with registered number 09263520.

1.41	“F-star GmbH” means F-star Biotechnologische Forschungs - Und Entwicklungsges.M.B.H, an Austrian limited liability company incorporated under the laws of the Republic of Austria.

1.42	“F-star IP” means, collectively, F-star Patents and F-star Know-How.

1.43
“F-star Know-How” means, to the extent that such Know-How is disclosed to Gamma by F-star, any and all Know-How Controlled by F-star on the Effective Date or during the Term that is necessary or useful for the Exploitation of any Gamma Fcab or mAb[2].

1.44
“F-star Patents” means any and all Patents Controlled by F-star on the Effective Date or during the Term that would be infringed by the Exploitation of any Gamma Fcab or mAb[2], including, but not limited to, the Patents and Patent applications set forth on Schedule 1.44.

1.45	“F-star Indemnitees” has the meaning set forth in Section 11.1.

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1.46
“F-star In-Licenses” means all agreements (as modified, amended or restated as of the Effective Date), pursuant to which F-star or its Affiliates derive any right, title or interest in or to the F-star IP.

1.47	“Gamma Fcab” means an Fcab which is directed to an Accepted Fcab Target.

1.48	“Gamma Indemnitees” has the meaning set forth in Section 11.2.

1.49	“Gamma IP” means, collectively, Gamma Patents and Gamma Know-How.

1.50
“Gamma Know-How” means any and all Know-How that is developed or invented after the Effective Date by or on behalf of Gamma or its Affiliates or agents. For the avoidance of doubt, Gamma Know-How does not include any Denali Background Know-How or Denali Program Know-How as defined in the Denali License Agreement.

1.51
“Gamma Patents” means any and all Patents that claim inventions invented after the Effective Date by or on behalf of Gamma or its Affiliates or agents. For the avoidance of doubt, Gamma Patents does not include any Denali Background Patents or Denali Program Patents as defined in the Denali License Agreement.

1.52	“Gamma Support Services Agreement” means that certain Support Services Agreement, between F-star and Gamma, dated as of the Effective Date, as may be amended or restated from time to time.

1.53
“Gatekeeper” means an independent Third Party appointed by F-star promptly following the Effective Date for the purpose of confirming proposed Accepted Fcab Targets on mutually agreeable terms including provisions relating to confidentiality.

1.54	“Incorporated Biologic” has the meaning set forth in Section 1.34.

1.55	“Indemnification Claim Notice” has the meaning set forth in Section 11.3.

1.56	“Indemnified Party” has the meaning set forth in Section 11.3.

1.57	“Indirect Taxes” has the meaning set forth in Section 7.12.

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1.58
“Information” means all information of a technical, scientific, business and other nature, including Know-How, technology, means, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other material, regulatory data, and other biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, manufacturing and quality control data and information, including study designs and protocols, reagents (e.g., plasmids, proteins, cell lines, assays and compounds) and biological methodology; in each case (whether or not confidential, proprietary, patented or patentable, of commercial advantage or not) in written, electronic or any other form now known or hereafter developed.

1.59	“Intellectual Property” has the meaning set forth in Section 12.6.1.

1.60
“Know-How” means any and all data, inventions, methods, proprietary information, processes, trade secrets, techniques and technology, whether patentable or not but which are not generally known, including discoveries, formulae, materials (including chemicals), biological materials (including expression constructs, nucleic acid sequences, amino acid sequences, and cell lines), practices, test data (including pharmacological, toxicological, pre-clinical and clinical information and test data), analytical and quality control data (including drug stability data), manufacturing technology and data (including formulation data), and sales forecasts, data and descriptions.

1.61
“Licensed Product” means, on a mAb[2]-by-mAb[2] basis, any product for use in the Field in the Territory that contains that mAb[2], alone or in combination with one (1) or more Other Active Ingredients. Licensed Products in any and all forms, in current and future formulations, dosage forms and strengths, and delivery modes, including any improvements thereto shall be deemed to be the same Licensed Product.

1.62	“Losses” has the meaning set forth in Section 11.1.

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1.63	“MAA” has the meaning set forth in the definition of “Drug Approval Application” in Section 1.29.

1.64	“mAb[2]” means an Antibody (a) which contains a Gamma Fcab and (b) which contains a Fab or an Incorporated Biologic.

1.65	“Major EU Market” means each of [***].

1.66
“Manufacture” and “Manufacturing” means all activities related to the synthesis, making, production, processing, purifying, formulating, filling, finishing, packaging, labeling, shipping, and holding of any molecule, product or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial production and analytic development, product characterization, supply chain, stability testing, quality assurance testing and release, and quality control.

1.67	“Mono Product” has the meaning set forth in the definition of “Net Sales” in Section 1.68.

1.68
“Net Sales” means, with respect to a Licensed Product for any period, the total amount billed or invoiced on sales of such Licensed Product during such period by Gamma, its Affiliates, or Sublicensees in the Territory to Third Parties (such Third Parties including wholesalers or Distributors), in bona fide arm’s length transactions, less the following deductions, in each case related specifically to the Licensed Product and actually allowed and taken by such Third Parties and not otherwise recovered by or reimbursed to Gamma, its Affiliates, or Sublicensees:

(a)	trade, cash and quantity discounts;

(b)	price reductions or rebates, retroactive or otherwise, imposed by, negotiated with or otherwise paid to governmental authorities or other payees;

(c)	taxes on sales (such as sales, value added, or use taxes) to the extent added to the sale price and set forth separately as such in the total amount invoiced;

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(d)	amounts repaid or credited by reason of rejections, defects, return goods allowance, recalls or returns, or because of retroactive price reductions, including rebates or wholesaler charge backs;

(e)
the portion of administrative fees paid during the relevant time period to group purchasing organizations, pharmaceutical benefit managers or similar entities or Medicare Prescription Drug Plans relating to such Licensed Product;

(f)
freight, insurance, import/export, and other transportation charges to the extent added to the sale price and set forth separately as such in the total amount invoiced, as well as any fees for services provided by wholesalers and warehousing chains and other service providers related to inventory management or the distribution of such Licensed Product; and

(g)	uncollectable debt up to a maximum of [***] of Net Sales.
Net Sales shall not include transfers or dispositions for charitable, promotional, pre-clinical, clinical, regulatory, or governmental purposes. Net Sales shall include the amount or fair market value of all other consideration received by Gamma, its Affiliates or Sublicensees in respect of the sale of Licensed Product, whether such consideration is in cash, payment in kind, exchange or other form. Net Sales shall not include sales between or among Gamma, its Affiliates, or Sublicensees.
Subject to the above, Net Sales shall be calculated in accordance with the standard internal policies and procedures of Gamma, its Affiliates, or Sublicensees, which must be in accordance with Accounting Standards.
For purposes of calculating Net Sales, all Net Sales shall be converted into Dollars in accordance with Section 7.10.
In the event a Licensed Product is a Combination Product, the Net Sales for such Combination Product shall be calculated as follows:

(i)
If Gamma, its Affiliate, or Sublicensee separately sells in such country or other jurisdiction, (A) a product containing as its sole active ingredient a mAb[2] contained in such Combination Product (the “Mono Product”) and (B) products containing as their sole active ingredients the Other Active Ingredients in such Combination

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Product, the Net Sales attributable to such Combination Product shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/(A+B) where: “A” is Gamma’s (or its Affiliate’s or Sublicensee’s, as applicable) average Net Sales price during the period to which the Net Sales calculation applies for the Mono Product in such country or other jurisdiction and “B” is Gamma’s (or its Affiliate’s or Sublicensee’s, as applicable) average Net Sales price during the period to which the Net Sales calculation applies in such country or other jurisdiction, for products that contain as their sole active ingredients the Other Active Ingredients in such Combination Product.

(ii)
If Gamma, its Affiliate, or Sublicensee separately sells in such country or other jurisdiction the Mono Product but does not separately sell in such country or other jurisdiction products containing as their sole active ingredients the Other Active Ingredients in such Combination Product, the Net Sales attributable to such Combination Product shall be calculated by multiplying the Net Sales of such Combination Product by the fraction A/C where: “A” is Gamma’s (or its Affiliate’s or Sublicensee’s, as applicable) average Net Sales price during the period to which the Net Sales calculation applies for the Mono Product in such country or other jurisdiction, and “C” is Gamma’s (or its Affiliate’s or Sublicensee’s, as applicable) average Net Sales price in such country or other jurisdiction during the period to which the Net Sales calculation applies for such Combination Product.

(iii)
If Gamma, its Affiliates, and Sublicensees do not separately sell in such country or other jurisdiction the Mono Product but do separately sell products containing as their sole active ingredients the Other Active Ingredients contained in such Combination Product, the Net Sales attributable to such Combination Product shall be calculated by multiplying the Net Sales of such Combination Product by the fraction (D-E)/D where: “D” is the average Net Sales price during the period to which the Net Sales calculation applies for such Combination Product in such country or other jurisdiction and “E” is the average Net Sales price during the period to which

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the Net Sales calculation applies for products that contain as their sole active ingredients the Other Active Ingredients in such Combination Product.

(iv)
If Gamma, its Affiliates, and Sublicensees do not separately sell in such country or other jurisdiction both the Mono Product and the Other Active Ingredients or ingredients in such Combination Product, the Net Sales attributable to such Combination Product shall be determined by the Parties in good faith based on the relative fair market value of such Mono Product and such Other Active Ingredient or ingredients. If the Parties cannot agree on such relative value, the Dispute shall be resolved pursuant to Section 13.6.

1.69	“Non-Breaching Party” has the meaning set forth in Section 12.3.

1.70
“Other Active Ingredient” means any component that provides pharmacological activity or other direct therapeutic effect in the Field or that therapeutically affects the structure or any function of the body whereby such component is not covered by a Valid Claim of the F-star Patents.

1.71	“Patent Challenge” has the meaning set forth in Section 12.5

1.72
“Patents” means (a) all national, regional and international patents and patent applications, including provisional patent applications, (b) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and continued prosecution applications, (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents and design patents and certificates of invention, and (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((a), (b), and (c))

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1.73
“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.74
“Phase I” means a human clinical trial of a Licensed Product, the principal purpose of which is a preliminary determination of safety, tolerability, dosing, pharmacological activity or pharmacokinetics in healthy individuals or patients or similar clinical study prescribed by the Regulatory Authorities, including the trials referred to in 21 C.F.R. §312.21(a), as amended.

1.75
“Phase II” means a human clinical trial of a Licensed Product, the principal purpose of which is a determination of safety and efficacy in the target patient population, which is prospectively designed to generate sufficient data that may permit commencement of pivotal clinical trials, or a similar clinical study prescribed by the Regulatory Authorities, from time to time, pursuant to Applicable Law or otherwise, including the trials referred to in 21 C.F.R. §312.21(b), as amended.

1.76
“Phase III” means a human clinical trial of a Licensed Product on a sufficient number of subjects in an indicated patient population that is prospectively designed to establish that a mAb[2] or Licensed Product is safe and efficacious for its intended use and to determine the benefit/risk relationship, warnings, precautions, and adverse reactions that are associated with such product in the dosage range to be prescribed, which trial is intended to support marketing approval of such mAb[2] or Licensed Product, including all tests and studies that are required by the FDA from time to time, pursuant to Applicable Law or otherwise, including the trials referred to in 21 C.F.R. §312.21(c), as amended.

1.77
“Phase IV Study” means a post-marketing human clinical study for a Licensed Product with respect to any indication as to which Regulatory Approval has been received or for a use that is the subject of an investigator-initiated study program.

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1.78	“Platform IP” means Platform Know-How and Platform Patents.

1.79
“Platform Know-How” means Know-How which was first generated by either Party under an Fcab Discovery Program (as defined in the Denali License Agreement) and/or a mAb[2] Development Plan (as defined in the Denali License Agreement) and/or Technical Development (whenever it was undertaken) which constitutes (i) improvements, modifications and enhancements to the inventions claimed (either in issued claims or pending claims) in the F-star Patents that exist as of the Effective Date, and such improvements, modifications and enhancements are covered by claims (either in issued claims or pending claims) of the F-star Patents that exist as of the Effective Date (ii) [***] (iii) [***] and (iv) [***] provided always that Platform Know-How does not include any Know-How which constitutes (a) the amino acid sequence of the antigen binding site and Fcab constant domain wherein such antigen binding site sequence confers specific binding of the Fcab to an Accepted Fcab Target or (b) the use of an Antibody and its sequence which has an antigen binding site in a constant domain wherein such sequence confers specific binding of the constant domain to an Accepted Fcab Target or (c) the manufacture or formulation (or methods of manufacture or formulation) of an Antibody and its sequence which has a binding site in a constant domain wherein such sequence confers specific binding to an Accepted Fcab Target or (d) the modification of a native binding site within binding loops to a native antigen [***]. For avoidance of doubt, after the expiration of the Buy-out Option Period, if Denali has not exercised the Buy-out Option, then F-star and Gamma may amend this Section provided such amendment does not impair the value of the license granted by Gamma to Denali under the Denali License Agreement.

1.80
“Platform Patents” means any Patent claiming or covering any invention which was first conceived by either Party under an Fcab Discovery Program (as defined in the Denali License Agreement) and/or a mAb[2] Development Plan (as defined in the Denali License Agreement) and/or Technical Development (whenever it was undertaken) which claims or covers (i) improvements, modifications and enhancements to the inventions claimed (either in issued claims or pending claims) in the F-star Patents that exist as of the Effective Date, and such improvements, modifications and enhancements are covered by the claims (either in

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issued claims or pending claims) of the F-star Patents that exist as of the Effective Date (ii) [***] (iii) [***] and (iv) [***] provided always that Platform Patents do not include any Patent which specifically claims or covers (a) the amino acid sequence of the antigen binding site and Fcab constant domain wherein such antigen binding site sequence confers specific binding of the Fcab to an Accepted Fcab Target or (b) the use of an Antibody and its sequence which has a binding site in a constant domain wherein such sequence confers specific binding of the constant domain to an Accepted Fcab Target or (c) the manufacture or formulation (or methods of manufacture or formulation) of an Antibody and its sequence which has a binding site in a constant domain wherein such sequence confers specific binding of the constant domain to an Accepted Fcab Target or (d) the modification of a native binding site within binding loops to a native antigen [***]. For avoidance of doubt, after the expiration of the Buyout Option Period, if Denali has not exercised the Buy-out Option, then F-star and Gamma may amend this Section provided such amendment does not impair the value of the license granted by Gamma to Denali under the Denali License Agreement.

1.81	“Publishing Party” has the meaning set forth in Section 9.4.3.

1.82
“Regulatory Approval” means, with respect to a country or other jurisdiction in the Territory, any and all approvals (including Drug Approval Applications), licenses, registrations, or authorizations of any Regulatory Authority necessary to Commercialize a mAb[2] or Licensed Product in such country or other jurisdiction, including, where applicable, (a) pricing or reimbursement approval in such country or other jurisdiction, and (b) pre- and post-approval marketing authorizations (including any prerequisite Manufacturing approval or authorization related thereto).

1.83
“Regulatory Authority” means any applicable supra-national, federal, national, regional, state, provincial, or local governmental or regulatory authority, agency, department, bureau, commission, council, or other entities (e.g., the FDA, EMA and PMDA) regulating or otherwise exercising authority with respect to activities contemplated in this Agreement, including the Exploitation of any mAb[2] or Licensed Products in the Territory.

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1.84	“Senior Officer” means, with respect to Gamma, its Chief Executive Officer or his/her designee, and with respect to F-star, its Chief Executive Officer or his/her designee.

1.85
“SPA” means that certain Share Purchase Agreement to be made between Denali and the shareholders of Gamma, the form of which is attached to the Buy-out Option Agreement, and pursuant to which Denali purchases the share capital of Gamma pursuant to the Buy-out Option Agreement.

1.86	“Sublicensee” means a Third Party, other than a Distributor, that is granted a sublicense by Gamma under the grants in Section 6.1 as provided in Section 6.5.

1.87
“Target” means the target specifically bound by the Fcab or the Fab in an Antibody. With respect to an Incorporated Biologic, the “Target” will mean the Incorporated Biologic itself and not the target(s) bound by the Incorporated Biologic. For purposes of exclusivity or grant of licenses (i.e. Gamma’s right to include a variant of a target), “Target” will also include fragments or polymorphisms (including without limitation splice variants or mutants) of such target antigen (or Incorporated Biologic) provided that in each case Entrez Gene ID, HUGO, UniProt, SwissProt or other gene/protein listing database used on the date the Target is gatekept specifically identifies that such fragment or polymorphism is related to such Target or Incorporated Biologic by identifying it as a fragment and/or polymorphism of such Target or Incorporated Biologic in the database record. By way of example, and without limitation, if there is an Accepted Fab Target (as defined in the Denali License Agreement) that is an antigen commonly known as CDXXX, and subsequently a polymorphism of CDXXX is submitted to one of the gene/protein listing databases, and where the listing specifically identifies the new listing as a polymorphism of CDXXX, then provided such polymorphism is not at such time an Unavailable Fab Target, such polymorphism would also be considered the Accepted Fab Target under this Agreement (and subject to the exclusivity and grant of licenses).

1.88
“Technical Development Term” means the term for the license granted by F-star to Gamma under Section 6.1.1 (and which Gamma sublicenses to Denali under Section 8.1.1 of the Denali License Agreement) which term commenced prior to the Effective Date and

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continues, with respect to an Accepted Fcab Target-by-Accepted Fcab Target, until [***] after the date that Denali determines to cease funding F-star’s costs under the Services Agreement with respect to an Fcab Discovery Plan for such Accepted Fcab Target pursuant to Section 9.2 of the Denali License Agreement (provided such determination date is not less than [***] after Denali has transferred to F-star all reagents and assays for F-star to conduct the antigen validation (e.g. conclusion of Step 1, Antigens of Schedule 1.51 of the Denali License Agreement for the TfR Fcab Discovery Plan) for the Accepted Fcab Target pursuant to the applicable Fcab Discovery Plan).

1.89
“Technical Development” means the use by Gamma of the F-star IP existing at the Effective Date, to Develop Fcabs and to generate libraries of Fcabs and/or to undertake further development of the F-star IP in each case to support the development of Fcabs.

1.90
“Term” means the period commencing on the Effective Date and expiring on the expiry of the term of this Agreement as set forth in Section 12.1 or the earlier termination in accordance with the terms of this Agreement in relation to all Gamma’s Accepted Fcab Targets or Accepted Fab Targets.

1.91	“Territory” means all countries and territories worldwide.

1.92	“Third Party Claims” has the meaning set forth in Section 11.1.

1.93	“Third Party” means any Person other than F-star Gamma and their respective Affiliates. For clarity each of F-star Alpha, and F-star Beta shall be deemed Third Parties.

1.94	“TfR” means Transferrin Receptor also known as TFR1, TRFR and TFR which is identified by UniProt number P02786.

1.95
“Transferred Library” means the repertoire of Antibodies which have binding sites in a constant domain and which is or is to be transferred to F-star by Gamma or by a licensee of Gamma (including all libraries transferred by Denali to F-star and/or Gamma).

1.96	“Unavailable Fcab Targets” has the meaning set forth in Section 3.1.3.

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1.97
“Valid Claim” means either: (a) a claim of a pending Patent application, which claim was filed and is being prosecuted in good faith and has not been abandoned or finally disallowed without the possibility of appeal or re-filing of the application and such application has not been outstanding for more than [***] from its earliest priority date; or (b) a claim of any issued and unexpired Patent directed to patentable subject matter for which the validity, enforceability, or patentability has not been affected by any of the following: (x) irretrievable lapse, abandonment, revocation, dedication to the public, or disclaimer; or (y) a holding, finding, or decision of invalidity, unenforceability, or non-patentability by a court, governmental agency, national or regional patent office, or other appropriate body that has competent jurisdiction, such holding, finding, or decision being final and unappealable or unappealed within the time allowed for appeal.

1.98	In this Agreement:

1.98.1
all references to a particular clause, section or schedule shall be a reference to that clause, section or schedule in or to this Agreement as it may be amended from time to time pursuant to this Agreement;

1.98.2	the headings are inserted for convenience only and shall be ignored in construing this Agreement;

1.98.3	words importing the masculine gender shall include the feminine and vice versa and words in the singular include the plural and vice versa;

1.98.4
words denoting persons shall include any individual, partnership, company, corporation, joint venture, trust association, organisation or other entity, in each case whether or not having separate legal personality;

1.98.5	the words “include”, “included” and “including” are to be construed without conveying any limitation to the generality of the preceding words;

1.98.6	reference to any statute or regulation includes any modification or reenactment of that statute or regulation;

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1.98.7
any reference to notices or consent being sought or given in writing shall require the consent or notice to be signed by an appropriately authorised person and shall not include consents or notices conveyed by email; and

1.98.8	in the event of any inconsistency or conflict between this Agreement and any of the Schedules, this Agreement shall prevail.

ARTICLE 2
AMENDMENT AND RESTATEMENT OF EXISTING AGREEMENT

2.1
The terms of this Agreement amend and restate the Existing License Agreement with effect from the Effective Date. For the avoidance of doubt the Existing License Agreement shall continue in full force and effect until this Agreement comes into force.

ARTICLE 3
TARGET NOMINATION

3.1
Selection of Accepted Fcab Targets. Gamma has the right to nominate up to three (3) Targets for approval as Accepted Fcab Targets. Prior to the Effective Date, TfR has been accepted by the Parties as the first such Accepted Fcab Target. Gamma may nominate up to two further Accepted Fcab Targets as follows:

3.1.1	The second and third Fcab are both to be directed against Targets which have been selected with the aim to facilitate transcytosis of the resulting mAb[2] across the blood-brain barrier.

3.1.2	The second and third Fcab Targets shall be nominated no later than thirty-six (36) months after the Effective Date.

3.1.3
Gamma shall nominate a proposed Accepted Fcab Target by providing a notice to F-star and the Gatekeeper simultaneously (an “Fcab Target Nomination Notice”). Such notice must include the Entrez Gene ID, HUGO or official symbol and common synonyms (if available) for such Target. On receipt of such notice

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F-star shall submit the Fcab to the Gatekeeper. Within ten (10) Business Days following the Gatekeeper’s receipt of the Fcab Target Nomination Notice with respect to a particular Target, the Gatekeeper shall verify whether such Target is on the list of Unavailable Fcab Targets and notify F-star in writing. On receipt of a response from the Gatekeeper, F-star shall notify Gamma whether the proposed Fcab Target is an Available Fcab Target. An “Available Fcab Target” is a Target, in respect of which the F-star is entitled to exercise the rights pursuant to this Agreement, to nominate as an Accepted Fcab Target and which is not an Unavailable Fcab Target. The Gatekeeper shall maintain an up-to-date list of Unavailable Fcab Targets (“Unavailable Fcab Targets”). An Unavailable Fcab Target shall only be a Target that is:

(a)
the subject of a pre-existing and bona fide internal Fcab program of F-star GmbH, F-star Ltd or their respective Affiliates on which F-star GmbH, F-star Ltd or their respective Affiliates are then expending resources to the active research, Development or Commercialization of such program and have committed resources to the continued research, Development or Commercialization of such program in the upcoming twelve (12) months,

(b)
under an active, executed written agreement between one or more of F-star GmbH, F-star Ltd or their respective Affiliates and a Third Party that would preclude the grant of a license or exclusivity to such Target, or

(c)
the subject of bona fide, ongoing negotiations between one or more of F-star GmbH, F-star Ltd or their respective Affiliates and a Third Party where such negotiations specifically contemplate that a license or exclusivity would be granted to such Target and a written term sheet (or other written statement (including by email) of the scope and corresponding financial terms of such potential agreement) has been

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received or delivered by or to F-star, F-star GmbH or their respective Affiliates.

3.1.4
If the Fcab Target is an Unavailable Fcab Target then, subject to Section 3.1.2, Gamma shall be entitled to nominate a different Target as a proposed Accepted Fcab Target and the provisions of this Section 3.1 shall apply to such proposed Accepted Fcab Target.

ARTICLE 4
DILIGENCE

4.1	Subject to Section 4.4, Gamma shall use its Commercially Reasonable Efforts to [***].

4.2
Gamma shall keep F-star appraised of the status of the preclinical, clinical and commercial development of all products by providing F-star with a [***] on a [***] basis covering the activities performed by or on behalf of Gamma with respect to each applicable product since the previous report.

4.3
Gamma shall, and shall procure the Denali shall, promptly provide to F-star Ltd a copy (in the form of a glycerol stock) of each Transferred Library created by Denali pursuant to the Denali License Agreement or this Agreement on its creation. Neither Licensor, nor F-star Ltd or F-star GmbH shall use any such Transferred Library to screen or identify Fcabs against any Accepted Fcab Targets.

4.4	Following completion by Denali of the acquisition of Gamma following the exercise of the Buy-out Option, the following provisions shall apply in place of Section 4.1 and amend Section 4.2:

4.4.1	Gamma’s obligations to report to F-star shall be the same as Denali’s reporting obligations in the SPA, mutatis mutandis; and

4.4.2
The provisions of Section 2.1 through 2.7 of Schedule 5 of the SPA are incorporated herein on the basis that F-star has the same rights, including as to enforcing such rights, as the Sellers (as defined in the SPA) in such

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Section subject to the limitations in such Section and applied mutatis mutandis to this Agreement. For example, [***].
ARTICLE 5
EXCLUSIVITY

5.1	Exclusivity. F-star will not, and will cause its Affiliates not to,

5.1.1
(i) directly or indirectly, Develop, Commercialize or Manufacture (a) an Antibody or any other molecule in either case incorporating a Gamma Fcab or (b) any Gamma Fcab as a stand-alone product in the Field, in each case in any country or other jurisdiction in the Territory, or (ii) license, authorize, appoint, or otherwise enable any Third Party to, directly or indirectly, Develop, Commercialize or Manufacture (a) an Antibody or any other molecule in either case incorporating a Gamma Fcab or (b) any Gamma Fcab, in each case in any country or other jurisdiction in the Territory.

5.1.2	take any action to solicit, initiate, encourage or assist the submission of any proposal, negotiation or offer from any Person relating to a Gamma Fcab.

5.2
F-star shall cease, and shall cause each of its Affiliates to cease, all Development on Antibody or any other molecule incorporating a Gamma Fcab, except as expressly set forth in the Gamma Support Services Agreement.

5.3
Exclusivity in respect of Platform IP assigned to F-star. F-star hereby covenants that it shall not, and shall cause its Affiliates not to: (i) use or license, authorize, appoint, fund or otherwise enable any Third Party to use, any Platform IP that is assigned by Gamma to F-star pursuant to this Agreement or by Denali to F-star pursuant to the Denali License Agreement; or (ii) use any Transferred Library; in each case to Develop, Commercialize or Manufacture any Fcab which is intended for the transport of a product across the blood-brain barrier. This covenant shall survive the expiry or termination of this Agreement for whatever reason.

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ARTICLE 6
GRANT OF RIGHTS

6.1	Grants by F-star to Gamma.

6.1.1
During the Technical Development Term, F-star hereby grants to Gamma, and following completion by Denali of the acquisition of Gamma following the exercise of the Buy-out Option, to Gamma’s Affiliates, a non-exclusive license, with no right to grant sublicenses (except to Denali as provided in the Denali License Agreement), under the F-star IP (existing as of the Effective Date) solely for the purpose of undertaking Technical Development solely for the purposes of generating, identifying or improving potential Fcabs against Accepted Fcab Targets.

6.1.2
Subject to Sections 6.5 and 6.8, F-star hereby grants to Gamma, and following completion by Denali of the acquisition of Gamma following the exercise of the Buy-out Option, to Gamma’s Affiliates, an exclusive license, with the right to grant sublicenses as provided below, under the F-star IP and Platform IP, to Exploit, and for the sole purpose of discovering and Exploiting Gamma Fcabs and mAb[2]s.

6.2	Grants by Gamma.

6.2.1
Gamma hereby grants to F-star, from the Effective Date until the expiration of the applicable License Option Deadline, a non-exclusive sub-license, with no right to grant sublicenses without Gamma’s consent under the rights granted to Gamma under Section 8.3.1 of the Denali License Agreement, solely to conduct F-star’s activities under the Fcab Discovery Plan and the mAb[2] Development Plan in the Territory

6.2.2
Gamma shall, and hereby does, grant to F-star (without any further action required on the part of Gamma) a non-exclusive, royalty-free and fully paid-up, irrevocable and perpetual license, with the right to grant sublicenses through

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multiple tiers, under Gamma IP reasonably necessary to Exploit, and for the sole purpose of Exploiting, any Fcabs (other than any Gamma Fcab), but expressly excluding from such license grant any rights to (a) any Gamma Fcabs, (b) any mAb2, (c) any Fabs or (d) any Fab Targets, and subject to: (i) ARTICLE 5; and (ii) to any licenses granted to Gamma in Section 6.1; in the Field in the Territory.

6.2.3
Gamma shall, and hereby does, grant to F-star (without any further action required on the part of Gamma) a non-exclusive, royalty-free and fully paid-up, irrevocable and perpetual license (or sublicense as the case may be), with the right to grant sublicenses through multiple tiers, under Gamma IP and any Denali Background IP, Denali Program IP and Joint Program IP (as each of those terms are defined in the Denali License Agreement) in each case which Gamma or its Affiliates (including Denali if Denali exercises the Buy-out Option) has used in conducting Technical Development and which is reasonably necessary to Exploit, and for the sole purpose of Exploiting, any Platform IP subject to: (i) ARTICLE 5 (including Section 5.3, which terms shall also apply to the rights granted in this Section); and (ii) to any licenses granted to Gamma in Section 6.1; in the Field in the Territory.

6.3	Know-How License.

6.3.1
Gamma hereby grants to F-star from the Effective Date a non-exclusive, royalty-free and fully paid-up, irrevocable and perpetual license, with the right to grant sublicenses through multiple tiers, under Gamma Know-How and any Know-How that is the subject of Section 8.4.1 of the Denali License Agreement to the extent that such Know-How: (i) was disclosed to F-star during the Term; and (ii) does not comprise any sequence of a Gamma Fcab or any Fab which is confidential to Gamma; for all purposes in all fields. For clarity, the license grant in this Section 6.3.1 does not include rights under any Patents.

6.3.2	F-star hereby grants to Gamma from the Effective Date a non-exclusive, royalty-free and fully paid-up, irrevocable and perpetual license, with the right to grant

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sublicenses through multiple tiers, under F-star Know-How and Platform Know-How in each case to the extent that such Know-How: (i) with respect to Know-How, was disclosed to Gamma during the Term; and (ii) does not comprise any sequence of any Fcab or Fab which is confidential to F-star unless otherwise licensed to Gamma hereunder; for all purposes in all fields. For clarity, the license grant in this Section 6.3.2 does not include rights under any Patents.

6.4
Platform IP License. F-star hereby grants to Gamma a non-exclusive, royalty-free and fully paid-up, irrevocable and perpetual license, with the right to grant sublicenses through multiple tiers, under the Platform IP to Exploit any product or practice any method in each case in connection with the Exploitation of products for the delivery of therapeutics across the blood brain barrier and provided that such license grant does not include the right to, prior to the later of (i) the last to expire of any Platform Patents and (ii) [***]: (a) [***] in relation to the introduction of new antigen binding sites (where the reference to new means that the binding site was not obtained by modifying the binding site that is native to that loop) within the binding loops of a constant domain of an Antibody provided always that nothing in this part (a) shall preclude Gamma from researching, discovering, Developing or Exploiting Gamma Fcabs or mAb[2], or (b) grant a sublicense to the Platform IP without also granting rights in relation to specific products that have been or are to be developed by Gamma and which products are also covered by Intellectual Property owned or Controlled by Gamma or an Affiliate of Gamma.

6.5	Grant of sublicenses under Denali Intellectual Property to F-star.

6.5.1
If Denali has not exercised its Buy-out Option within the Buy-out Option Period, Gamma shall, and hereby does, grant to F-star (without any further action required on the part of Gamma or F-star) a non-exclusive, royalty-free and fully paid-up, irrevocable and perpetual sub-license, with the right to grant sublicenses through multiple tiers the rights granted to Denali in Section 8.3.2 of the Denali License Agreement, but expressly subject to the limitations set out in Section 8.3.2 of the Denali License Agreement.

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6.5.2
Gamma shall, and hereby does, grant to F-star (without any further action required on the part of Gamma or F-star) a non-exclusive, royalty-free and fully paid-up, irrevocable and perpetual sub-license, with the right to grant sublicenses through multiple tiers the rights granted to Gamma in Section 8.3.3 of the Denali License Agreement, but expressly subject to the limitations set out in Section 8.3.3 of the Denali License Agreement.

6.6
Grant of Sublicenses by Gamma. Gamma shall have the right to grant sublicenses, through multiple tiers of sublicenses, under the licenses granted in Section 6.1, to Sublicensees and Distributors; provided that any such sublicenses shall (a) be in writing, (b) be consistent with the terms and conditions of this Agreement, and (c) require the applicable Sublicensee or Distributor to comply with all applicable terms of this Agreement. Gamma shall be responsible for the performance of any Sublicensee or Distributor as if such Sublicensee or Distributor were “Gamma” hereunder. [***].

6.7
Distributorships. Gamma and its Affiliates shall have the right, in their sole discretion, to appoint any Third Parties, in the Territory or in any country or other jurisdiction of the Territory, to distribute, market, and sell the Licensed Products, in circumstances where the Person purchases Licensed Products from Gamma or its Affiliates or a Sublicensee of either of them. Where Gamma or its Affiliates appoints such a Third Party, that Person shall be a “Distributor” for purposes of this Agreement and Net Sales from such Distributors shall include all of the amounts received from such Third Parties [***] in consideration for the sale of any Licensed Products. For clarity, if Gamma grants to a Third Party any rights under applicable Intellectual Property to make, use, sell, offer for sale or import a Licensed Product, then such Third Party shall be a Sublicensee and not a Distributor.

6.8
Retention of Rights. Notwithstanding the exclusive licenses granted to Gamma pursuant to Section 6.1, F-star retains the right for itself and its Affiliates and licensees to practice under the F-star IP outside the scope of the licenses granted herein and to perform and to sublicense subcontractors to perform its obligations under this Agreement and the Gamma Support Services Agreement. Except as expressly provided herein, F-star grants no other

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right or license, including any rights or licenses to the F-star IP, or any other Patent or intellectual property rights not otherwise expressly granted herein, whether by implication, estoppel, or otherwise.

6.9
No Implied Rights. Except as expressly provided herein, Gamma grants no other right or license, including any rights or licenses to the Gamma IP or any other Patent or intellectual property rights not otherwise expressly granted herein, whether by implication, estoppel or otherwise.

6.10
Confirmatory Patent License. Each Party shall, if requested to do so by the other, promptly enter into confirmatory license agreements in the form or substantially the form reasonably requested by the requesting Party for purposes of recording the licenses granted under this Agreement with such patent offices in the Territory as requesting Party considers appropriate.

6.11
Financial Obligations. All financial obligations of F-star, including royalties, due from F-star to Third Parties for the F-star IP is the sole responsibility of F-star and all financial obligations of Gamma, including royalties, due from Gamma to Third Parties for the Gamma IP is the sole responsibility of Gamma (provided that following completion by Denali of the acquisition of Gamma, if a sublicense to F-star under Section 6.2 requires or triggers a payment obligation, then F-star is responsible to pay such payment obligation).

6.12
F-star In-Licenses. F-star shall timely pay in full all amounts required to be paid by F-star, and timely perform in full all obligations required to be performed by F-star, under all F-star In-Licenses. F-star promptly shall provide Gamma with copies of all notices and other deliveries received under the F-star In-Licenses. Without the prior express written consent of Gamma, F-star shall not (and shall take no action or make no omission to) modify or waive any provision of any F-star In-License that could impair the value of the licenses to Gamma herein, or to terminate or have terminated any F-star In-License. If any F-star In-License is terminated for any reason other than in circumstances where Gamma is in breach of this Agreement, F-star shall use its Commercially Reasonable Efforts to ensure that the licensor thereunder, shall grant a direct license under the F-star IP to Gamma containing

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terms and conditions no less favorable to Gamma than the payment terms of such F-star In-License.
ARTICLE 7
PAYMENTS AND RECORDS

7.1	In consideration for the grant of the licence and other rights by F-star to Gamma, Gamma shall make the payments to F-star as provided in this Section 7.

7.2
On an Accepted Fcab Target-by-Accepted Fcab Target basis, unless and until (i) Gamma has exercised its option pursuant to Section 7.5.1 or (ii) completion by Denali of the acquisition of Gamma pursuant to Section 7.5.2:

7.2.1	Gamma shall pay to F-star [***] per cent ([***]%) of any payment made to Gamma under any sub-licence in consideration for:

(a)	execution of any sub-licence;

(b)	any exclusivity rights granted in the sub-licence; and

(c)	[***].

7.2.2
Gamma shall pay to F-star [***] per cent ([***]%) of any other payments (other than those specified in Section 7.2.1 above) made to Gamma, under any sub-licence that in made in respect of an event that [***].

7.2.3	Gamma shall pay to F-star [***] per cent ([***]%) of all payments made to Gamma under any sub-licence made in respect of an event that [***].

7.2.4	Gamma shall pay to F-star [***] per cent ([***]%) of any payments made to Gamma made in respect of an event that [***].

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7.3
In the event that certain Products are not sub-licensed by Gamma to a Third Party, unless and until (i) Gamma has exercised its option pursuant to Section 7.5.1 or (ii) completion by Denali of the acquisition of Gamma pursuant to Section 7.5.2; Gamma shall pay to F-star the following milestone payments in respect of any such Product which is not licensed to a Third Party that achieves each such milestone:

(a)	[***];

(b)	[***];

(c)	[***];

(d)	[***];

(e)	[***]; and

(f)	[***].

7.3.2
Gamma shall notify F-star within [***] of its achievement of any milestone and F-star may immediately submit an invoice for the amount due in respect of the achievement of any milestone by Gamma or its sub-licensees.

7.4	Unless and until (i) Gamma has exercised its option pursuant to Section 7.5.1 or (ii) completion by Denali of the acquisition of Gamma pursuant to Section 7.5.2 Gamma shall pay to F-star:

(a)	a royalty of [***] per cent ([***]%) on the portion of annual Net Sales of Licensed Products by Gamma or its Affiliates that is between [***] and [***]; and

(b)	a royalty of [***] per cent ([***]%) on the portion of annual Net Sales of Licensed Products by Gamma or its Affiliates that is greater than [***].

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7.4.2
If Gamma is required to obtain a licence from any Third Party under any [***], and if Gamma is required to pay to such Third Party [***] under such licence in respect of [***] and [***], or if Gamma is required by a court of competent jurisdiction to pay [***] to such a Third Party, then Gamma’s obligation to pay the amounts set out in this Section 7.4 with respect to [***] shall be reduced by [***] up to a maximum reduction of [***] per cent ([***]%) of the amount otherwise payable in respect of [***].[***].

7.5	In the event that:

7.5.1
Denali does not exercise its Buy-out Option during the Buy-out Option Period, and a Third Party (other than Denali or an Affiliate of Denali) acquires the entire issued share capital of Gamma, the Parties agree that in substitution for any future amounts that would have been payable by Gamma to F-star pursuant to Sections 7.2, 7.3 and 7.4, Gamma may elect by written notice (such election to be made on or no later than [***] after completion the acquisition) to pay to F-star a sum equal to [***] provided that Gamma shall pay to F-star [***]:

(a)	[***]; and

(b)	[***].

7.5.2
Denali or an Affiliate of Denali acquires the entire issued share capital of Gamma, the Parties agree that in substitution for any future amounts that would have been payable by Gamma to F-star pursuant to Sections 7.2, 7.3 and 7.4 Gamma shall instead be required to make the following payments:

(a)	within [***] after payment of the Initial Amount (as defined in the SPA) to the Sellers under the SPA, Gamma will pay F-star an amount equal to [***]; and

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(b)	within [***] after any payment of Contingent Consideration (as defined in the SPA) to the Sellers under the SPA, Gamma will pay F-star an amount equal to [***];
Provided always that:

(i)	The above amounts payable to F-star shall be payable [***];

(ii)
F-star has the same rights to receive payment in respect of the payments set out in parts (a) and (b) of this Section 7.5.2, including as to enforcing such rights, as the Cash Sellers (as defined in the SPA) have to enforce their rights to receive payment in the SPA, and the relevant definitions and other provisions of Schedule 5 of the SPA are incorporated by reference herein to the extent necessary to enable such enforcement by F-star; and

(iii)	For clarity, it is acknowledged and agreed that:

(A)	The payments are in consideration of the rights granted under this Agreement and not in respect of any Shares (as defined in the SPA);

(B)	F-star shall have no rights to any portion of the Estimated Net Cash or any adjustment made pursuant to clause 4.1 of the SPA;

(C)	The payments shall be made directly to F-star and not to the Payments Administrator (as defined in the SPA); and

(D)	Payments of the amounts hereunder shall not be subject to any allocation with the Sellers.
(the amounts payable pursuant to Sections 7.5.1 or 7.5.2 as the case may be being the “Acquisition Buyout Payment(s)”).

7.6
If the consideration payable by the Third Party pursuant to Section 7.5.1 is payable in tranches by way of milestone, conditional payments or royalties and Gamma elects to pay the Acquisition Buyout Payment, the amounts payable by Gamma will be due with [***] of the achievement of the relevant milestone event as set out in the relevant sale and purchase

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agreement in the case of an acquisition by a Third Party pursuant to Section 7.5.1 and will be made in immediately available funds to such bank account as may be notified to Gamma by F-star for such purposes.

7.7
All invoices shall be billed and payable in Pounds Sterling. Invoices shall be payable within [***] of issue; provided that the Acquisition Buyout Payments made by Gamma following completion by Denali of the acquisition of Gamma shall be paid in U.S. Dollars and in accordance with the times set forth in the SPA.

7.8	Without limiting any other remedy of F-star, if Gamma fails to make any payment by the due date, F-star may charge interest in the amount overdue at the rate of [***], such interest accruing [***].

7.9
Royalty Payments and Reports. Gamma shall calculate all amounts payable to F-star pursuant to Section 7 at the end of each Calendar Quarter, which amounts shall be converted to Dollars, in accordance with Section 7.10. Gamma shall pay to F-star the royalty amounts due with respect to a given Calendar Quarter within forty five (45) days after the end of such Calendar Quarter and each such payment once made shall be non-refundable except as expressly provided in Section 7.14. Each payment of royalties due to F-star shall be accompanied by a statement of the amount of Net Sales of each Licensed Product in each country or other jurisdiction in the Territory during the applicable Calendar Quarter (including such amounts expressed in local currency and as converted to Dollars), the applicable royalty rate(s) under this Agreement (including any reduction(s) to such royalty rate(s) under Section 7.4.2) and a calculation of the amount of royalty payment due on such Net Sales for such Calendar Quarter.

7.10
Mode of Payment. All payments to either Party under this Agreement shall be made from the US to the UK, without setoff, by deposit of Dollars in the requisite amount to such bank account as F-star may from time to time designate by notice to Gamma. For the purpose of calculating any sums due under, or otherwise reimbursable pursuant to, this Agreement (including the calculation of Net Sales expressed in currencies other than Dollars), a Party shall convert any amount expressed in a foreign currency into Dollar equivalents using its,

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its Affiliate’s or Sublicensee’s standard conversion methodology consistent with Accounting Standards.

7.11
Withholding Taxes. When a Party becomes aware that it will have an obligation to deduct or withhold an amount for or on account of tax from any payment under this Agreement it shall notify the Party who is entitled to receive the payment in writing as soon as reasonably practicable and the Parties shall use their reasonable endeavours to do all such acts and things and to sign all such documents as will enable them to take advantage of any applicable double taxation agreement, treaty or domestic exemption which may apply to eliminate or reduce withholding taxes and otherwise provide the other Party such assistance as is reasonably required to obtain a refund of the withheld or similar taxes, or obtain a credit with respect to such taxes. In the event there is no applicable double taxation agreement, treaty or domestic exemption, or if an applicable double taxation agreement, treaty or domestic exemption reduces but does not eliminate such withholding or similar tax, the payor shall deduct the amount paid from the amount due to the payee, remit such withholding or similar tax to the appropriate tax authority and secure and send to the payee reasonable evidence of the payment of such withholding or similar tax. In the event that any taxes (including without limitation any stamp duties or stamp duty reserve taxes) are required by applicable tax law to be withheld or deducted for or on account of tax from any payments made under this Agreement, any taxes so withheld and deducted from any payment by the payor and paid over to the appropriate government tax authority shall be treated as paid to the payee under this Agreement.

7.12
Indirect Taxes. All payments are exclusive of value added taxes, sales taxes, consumption taxes and other similar taxes (the “Indirect Taxes”). If any Indirect Taxes are chargeable in respect of any payments, the paying Party shall pay such Indirect Taxes at the applicable rate in respect of such payments following receipt, where applicable, of an Indirect Taxes invoice in the appropriate form issued by the receiving Party in respect of those payments. The Parties shall issue invoices for all amounts payable under this Agreement consistent with Indirect Tax requirements and irrespective of whether the sums may be netted for settlement purposes. If the Indirect Taxes originally paid or otherwise borne by the paying

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Party are in whole or in part subsequently determined not to have been chargeable, all necessary steps will be taken by the receiving Party to receive a refund of these undue Indirect Taxes from the applicable governmental authority or other fiscal authority and any amount of undue Indirect Taxes repaid by such authority to the receiving Party will be transferred to the paying Party within forty-five (45) days of receipt.

7.13
Financial Records. Gamma shall, and shall cause its Sublicensees and Affiliates to, keep complete and accurate books and records pertaining to Net Sales of Licensed Products in sufficient detail to calculate all amounts payable hereunder and to verify compliance with its obligations under this Agreement. Such books and records shall be retained by Gamma and its Sublicensees and Affiliates until [***] after the end of the Calendar Year to which such books and records pertain.

7.14
Audit. At the request of F-star, Gamma shall, and shall cause its Sublicensees and Affiliates to, permit an independent public accounting firm of nationally recognized standing designated by F-star and reasonably acceptable to Gamma, at reasonable times during normal business hours and upon reasonable notice, to audit the books and records maintained pursuant to Section 7.12 to ensure the accuracy of all payment reports and payments made hereunder. Such examinations may not (a) be conducted for any Calendar Quarter more than [***] after the end of such Calendar Year to which such books and records pertain, (b) be conducted more than once in any twelve (12) month period (unless a previous audit during such twelve (12)-month period revealed an underpayment with respect to such period) or (c) be repeated for any Calendar Quarter. The accounting firm shall report to the Parties with reasons whether the reports are correct or not, and the specific details concerning any discrepancies. No other information shall be shared with F-star. Except as provided below, the cost of this audit shall be borne by the auditing Party, unless the audit reveals a variance of more than [***] from the reported amounts, in which case the audited Party shall bear the cost of the audit. Unless disputed pursuant to Section 7.15 below, if such audit concludes that (i) additional amounts were owed by the audited Party, the audited Party shall pay the additional amounts within thirty (30) days, or (ii) excess payments were made by the audited Party, the auditing Party shall reimburse such excess payments, in either case ((i) or (ii)),

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within sixty (60) days after the date on which such audit is completed by the auditing Party. The accounting firm shall provide to Gamma a preliminary copy of its audit report, and shall discuss with Gamma any issues or discrepancies that Gamma identifies, prior to submission to F-star.

7.15
Audit Dispute. In the event of a dispute with respect to any audit under Section 7.14, F-star and Gamma shall work in good faith to resolve the disagreement. If the Parties are unable to reach a mutually acceptable resolution of any such dispute within thirty (30) days, the dispute shall be submitted for resolution to a certified public accounting firm jointly selected by each Party’s certified public accountants or to such other Person as the Parties shall mutually agree (the “Audit Arbitrator”). The decision of the Audit Arbitrator shall be final and the costs of such arbitration as well as the initial audit shall be borne between the Parties in such manner as the Audit Arbitrator shall determine. Not later than thirty (30) days after such decision and in accordance with such decision, the audited Party shall pay the additional amounts, or the auditing Party shall reimburse the excess payments, as applicable.

7.16
Confidentiality. The receiving Party shall treat all information subject to review under this ARTICLE 7 in accordance with the confidentiality provisions of ARTICLE 9 and the Parties shall cause the Audit Arbitrator to enter into a reasonably acceptable confidentiality agreement with the audited Party obligating such firm to retain all such financial information in confidence pursuant to such confidentiality agreement.

7.17
Effect of provisions following completion by Denali of the acquisition of Gamma. Following completion by Denali of the acquisition of Gamma, the following Sections shall be terminated and have no further effect: 7.9, 7.10, 7.13, 7.14, 7.15 and 7.16.

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ARTICLE 8
INTELLECTUAL PROPERTY

8.1	Ownership of Intellectual Property.

8.1.1
F-star Ownership. As between the Parties, F-star or an Affiliate of F-star designated by F-star shall Control all right, title, and interest in and to any and all F-star IP and any and all Platform IP.

8.1.2	Gamma Ownership. As between the Parties, Gamma or an Affiliate designated by Gamma shall own all right, title, and interest in and to any and all Gamma IP.

8.1.3
Ownership of Technology. Except as set forth in this Section 8.1.3, as between the Parties, each Party shall own all right, title, and interest in and to any and all: (a) Information and inventions that are conceived, discovered, developed, or otherwise made by or on behalf of such Party (or its Affiliates or Sublicensees) under or in connection with this Agreement, whether or not patented or patentable, and any and all Patents and other intellectual property rights with respect thereto, and (b) other Information, inventions, Patents, and other intellectual property rights that are owned or otherwise Controlled (other than pursuant to the license grants set forth in Section 6.1) by such Party, its Affiliates or its licensees or Sublicensees. Notwithstanding the foregoing F-star shall own all Platform IP and:

(a)	Disclosure Obligation. Gamma shall promptly disclose to F-star in writing, the conception, discovery, development or making of any Platform Know-How.

(b)
Assignment Obligation. Gamma, for itself and on behalf of its Affiliates, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), to F-star all its right, title and interest in and to any Platform Know-How and Platform Patents. Gamma will

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execute and record assignments and other necessary documents consistent with such ownership. Gamma shall cause all Persons who perform Technical Development pursuant to the Denali License Agreement to be under an obligation to assign (or, if Gamma is unable to cause such Person to agree to such assignment obligation despite Gamma’s using Commercially Reasonable Efforts to negotiate such assignment obligation, provide a license under) its rights in any Information and inventions resulting therefrom to Gamma, except where Applicable Law requires otherwise and except in the case of governmental, not-for-profit and public institutions which have standard policies against such an assignment (in which case a suitable license, or right to obtain such a license, shall be obtained).

8.2	Maintenance and Prosecution of Patents.

8.2.1
F-star Patent Prosecution and Maintenance. F-star shall have the right, but not the obligation, to prepare, file, prosecute, and maintain the F-star Patents and Platform Patents worldwide, at F-star’s sole cost and expense.

8.2.2
Gamma Patent Prosecution and Maintenance. Gamma shall have the right, but not the obligation, to prepare, file, prosecute, and maintain the Gamma Patents worldwide, at Gamma’s sole cost and expense. Gamma shall keep F-star reasonably informed of all steps with regard to the preparation, filing, prosecution, and maintenance strategy (including timing of filing, data to be included, and scope of claims of Patent applications) of the Gamma Patents.

8.3	Enforcement of Patents.

8.3.1
Enforcement of F-star Patents. During the Term, F-star shall have the sole and exclusive right, but not the obligation, to enforce and defend worldwide under its control, at its own expense, the F-star Patents and Platform Patents. During the Term, Gamma shall have the sole and exclusive right, but not the obligation,

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to enforce and defend worldwide under its control, at its own expense, the Gamma Patents.

8.3.2
Recovery. Except as otherwise agreed by the Parties in connection with a cost sharing arrangement, any recovery realized as a result of litigation in relation to the F-star Patents, the Gamma Patents or the Platform Patents (whether by way of settlement or otherwise) shall be first, allocated to reimburse the Parties for their costs and expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses). Any remainder after such reimbursement is made shall be [***].

8.4	Invalidity or Unenforceability Defenses or Actions.

8.4.1	F-star Patents. F-star shall have the sole right, but not the obligation, to defend and control the defense of the validity and enforceability of the F-star Patents.

8.4.2	Gamma Patents. Gamma shall have the sole right, but not the obligation, to defend and control the defense of the validity and enforceability of the Gamma Patents.

8.5
Rights and Obligations under the Denali License Agreement. Both Gamma and F-star acknowledge that certain rights have been granted to Denali in Sections 10.2, 10.3 and 10.4 of the Denali License Agreement. The Parties agree that:

8.5.1
where it or an Affiliate is the owner of the relevant Licensor Background Patents, Licensor Program Patents (including any Selected Fcab Program Patents) or Platform Patents (as each term is defined in the Denali License Agreement) its shall be bound by the obligations of Licensor and benefit from the rights of Licensor in Sections 10.2, 10.3 and 10.4 of the Denali License Agreement;

8.5.2	to the extent that there is conflict between the provisions of this ARTICLE 8 of this Agreement and Sections 10.2, 10.3 or 10.4 of the Denali License Agreement

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the provisions of Sections 10.2, 10.3 or 10.4 of the Denali License Agreement shall take precedence; and

8.5.3	the provisions of this Section 8.5 shall terminate automatically on the expiry or termination of the Denali License Agreement.

8.6	Inventor’s Remuneration. Each Party shall be solely responsible for any remuneration that may be due such Party’s inventors under any applicable inventor remuneration laws.

ARTICLE 9
CONFIDENTIALITY AND NON-DISCLOSURE

9.1
Confidentiality Obligations. At all times during the Term and for a period of ten (10) years following termination or expiration hereof in its entirety, each Party shall, and each of the foregoing shall cause its Affiliates and its and their respective officers, directors, employees, consultants, contractors and agents to, keep confidential and not publish or otherwise disclose to a Third Party and not use, directly or indirectly, for any purpose, any Confidential Information furnished or otherwise made known to it, directly or indirectly, by the other Party, except to the extent such disclosure or use is expressly permitted by the terms of this Agreement, including exercising rights granted hereunder. Notwithstanding the foregoing, to the extent the receiving Party can demonstrate by documentation or other competent proof, the confidentiality and nonuse obligations under this Section 9.1 with respect to any Confidential Information shall not include any information that:

9.1.1
has been published by a Third Party or otherwise is or hereafter becomes part of the public domain by public use, publication, general knowledge or the like through no wrongful act, fault or negligence on the part of the receiving Party and its Affiliates, to the extent F-star is the receiving Party;

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9.1.2	have been in the receiving Party’s possession prior to disclosure by the disclosing Party without any obligation of confidentiality with respect to such information;

9.1.3	is subsequently received by the receiving Party from a Third Party without restriction and without breach of any agreement between such Third Party and the disclosing Party;

9.1.4	that is generally made available to Third Parties by the disclosing Party without restriction on disclosure; or

9.1.5	have been independently developed by or for the receiving Party without reference to, or use or disclosure of, the disclosing Party’s Confidential Information.
Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the receiving Party. Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of the receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the receiving Party unless the combination are in the public domain or in the possession of the receiving Party.

9.2	Permitted Disclosures. Each Party may disclose Confidential Information to the extent that such disclosure is:

9.2.1
in the reasonable opinion of the receiving Party’s (or in the event F-star is the receiving Party, the reasonable opinion of F-star GmbH’s or F-star Ltd’s) legal counsel, required to be disclosed pursuant to law, regulation or a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial and local governmental body of competent jurisdiction, (including by reason of filing with securities regulators, but subject to Section 9.3)); provided, that the receiving Party shall first have given prompt

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written notice (and to the extent possible, at least five (5) Business Days’ notice) to the disclosing Party and given the disclosing Party a reasonable opportunity to take whatever action it deems necessary to protect its Confidential Information (for example, quash such order or to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or governmental body or, if disclosed, be used only for the purposes for which the order was issued). In the event that no protective order or other remedy is obtained, or the disclosing Party waives compliance with the terms of this Agreement, the receiving Party shall furnish only that portion of Confidential Information which the receiving Party is advised by counsel is legally required to be disclosed;

9.2.2
made by or on behalf of the receiving Party or their licensees or sub-licensees to the Regulatory Authorities as required in connection with any filing, application or request for Regulatory Approval in accordance with the terms of this Agreement; provided, that reasonable measures shall be taken to assure confidential treatment of such Confidential Information to the extent practicable and consistent with Applicable Law;

9.2.3
subject to written consent of the disclosing Party, made by or on behalf of the receiving Party to a Patent authority as may be reasonably necessary or useful for purposes of obtaining, defending or enforcing a Patent; provided, that reasonable measures shall be taken to assure confidential treatment of such Confidential Information, to the extent such protection is available;

9.2.4
made to its or its Affiliates’, financial and legal advisors who have a need to know such disclosing Party’s Confidential Information and are either under professional codes of conduct giving rise to expectations of confidentiality and non-use or under written agreements of confidentiality and non-use, in each case, at least as restrictive as those set forth in this Agreement; provided that the receiving Party shall remain responsible for any failure by such financial and

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legal advisors, to treat such Confidential Information as required under this ARTICLE 9;

9.2.5
made by the receiving Party or its Affiliates to potential or actual investors, acquirers, investment bankers, lenders, as may be necessary in connection with their evaluation of a potential or actual investment in or acquisition of the receiving Party or its Affiliates; provided, that such Persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this ARTICLE 9;

9.2.6
made by Gamma or its Affiliates or Sublicensees to its or their advisors, consultants, clinicians, vendors, service providers, contractors, existing or prospective collaboration partners, licensees, Sublicensees, or other Third Parties as may be necessary or useful in connection with the Exploitation of any mAb[2], the Licensed Products, or otherwise in connection with the performance of its obligations or exercise of its rights as contemplated by this Agreement; provided, that such Persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this ARTICLE 9 (with a duration of confidentiality and non-use obligations as appropriate that is no less than five (5) years from the date of disclosure for advisors, consultants, clinicians, vendors, service providers, contractors); or

9.2.7
made by F-star, F-star GmbH, or F-star Ltd or their Affiliates to its or their advisors, consultants, clinicians, vendors, service providers, contractors, and the like as may be necessary in assisting with F-star’s activities contemplated by this Agreement (including in relation to the exercise of the rights granted to F-star in Sections 6.2 or otherwise in connection with the performance of its obligations or exercise of its rights as contemplated by this Agreement); provided, that such Persons shall be subject to obligations of confidentiality and non-use with respect

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to such Confidential Information of Gamma substantially similar to the obligations of confidentiality and nonuse of F-star pursuant to this ARTICLE 9 (with a duration of confidentiality and non-use obligations as appropriate that is no less than five (5) years from the date of disclosure for advisors, consultants, clinicians, vendors, service providers, contractors and the like).

9.3
Public Announcements. Neither F-star, on the one hand, nor Gamma and its Affiliates on the other, shall issue any public announcement, press release, or other public disclosure regarding this Agreement or its subject matter without the other’s prior written consent regarding the timing and content, except for any such disclosure that is, in the opinion of the disclosing entity’s counsel, required by Applicable Law or the rules of a stock exchange on which the securities of the disclosing entity are listed (or to which an application for listing has been submitted). Prior to the expiration of the Buy-out Period, any such public announcement, press release, or other public disclosure regarding this Agreement shall also require Denali’s prior written consent, and after expiration of the Buy-out Period if Denali has not exercised the Buy-out Option, then any such public announcement, press release, or other public disclosure regarding this Agreement shall require Denali’s prior written consent if the subject matter is regarding the Denali License Agreement. In the event an entity is, in the opinion of its counsel, required by Applicable Law or the rules of a stock exchange on which its securities are listed (or to which an application for listing has been submitted) to make such a public disclosure, such entity shall submit the proposed disclosure in writing to Gamma or F-star as far in advance as reasonably practicable (and in no event less than seven (7) Business Days prior to the anticipated date of disclosure) so as to provide a reasonable opportunity to comment thereon. Notwithstanding the foregoing, Gamma, its Sublicensees and its and their respective Affiliates shall have the right to publicly disclose research, development and commercial information (including with respect to regulatory matters) regarding mAb[2] and Licensed Products; provided, that such disclosure is subject to the provisions of ARTICLE 9 with respect to F-star’s Confidential Information and Section 9.5.

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9.4
Publications. The Parties acknowledge that scientific publications must be strictly monitored to prevent any adverse effect from premature publication of results of the Parties activities hereunder including under any Technical Development, Fcab Discovery or mAb[2] Development.

9.4.1	Prior to the expiration of the Buy-out Option Period neither Party shall make any publications, presentations or public disclosures related to a Gamma Fcab unless agreed in writing by the other Party.

9.4.2
On a mAb[2]-by-mAb[2] basis, (a) Gamma shall have the right to make any publications, presentations or public disclosures related to a mAb[2] or the corresponding Licensed Product without the need to seek approval or comment from F-star or F-star Ltd or F-star GmbH, and (b) neither F-star, nor F-star GmbH, F-star Ltd or their respective Affiliates may make any publications, presentations or public disclosures related to a mAb[2] or the corresponding Licensed Product without Gamma’s prior written approval.

9.4.3
Before any paper is submitted for publication or an oral presentation is made for which review or approval rights are provided under Section 9.4, the publishing or presenting Party (or F-star Ltd or F-star GmbH or their respective Affiliates, if they are publishing or presenting, collectively, the “Publishing Party”)) shall deliver a then-current copy of the paper or materials for oral presentation to the non-publishing Party at least thirty (30) days prior to submitting the paper to a publisher or making the presentation where written approval is required and at least fifteen (15) days prior to submitting the paper to a publisher or making the presentation where approval is not required. The non-publishing Party shall review any such paper and give its comments to such Publishing Party within ten (10) days of the delivery of such paper to such other Party. The Publishing Party shall comply with the other Party’s request to delete references to the other Party’s Confidential Information in any such paper and will withhold publication of any such paper or any presentation of same for an additional sixty (60) days

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in order to permit the Parties to obtain Patent protection if such other Party deems it necessary.

9.4.4
Notwithstanding anything herein to the contrary, F-star, F-star GmbH, F-star Ltd, and its and their respective Affiliates shall have the right to make any publications, presentations or public disclosures relating to (a) any Fcabs other than Gamma Fcabs, or (b) any Antibody other than to the extent related to a mAb[2] or Licensed Product, in each case without any approval, review or comments rights by Gamma.

9.5
Return of Confidential Information. Upon the effective date of the termination of this Agreement with respect to any Accepted Fcab Target or Accepted Fab Target for any reason, either Party may request in writing, and the other Party shall either, with respect to Confidential Information to which such first Party does not retain rights under the surviving provisions of this Agreement: (a) as soon as reasonably practicable, destroy all copies of such Confidential Information in the possession of the other Party and confirm such destruction in writing to the requesting Party; or (b) as soon as reasonably practicable, deliver to the requesting Party, at the other Party’s expense, all copies of such Confidential Information in the possession of the other Party; provided, that the other Party shall be permitted to retain one (1) copy of such Confidential Information for the sole purpose of performing any continuing obligations hereunder, as required by Applicable Law, or for archival purposes. Notwithstanding the foregoing, such other Party also shall be permitted to retain such additional copies of or any computer records or files containing such Confidential Information that have been created solely by such Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such other Party’s standard archiving and back-up procedures, but not for any other use or purpose.

ARTICLE 10
REPRESENTATIONS AND WARRANTIES

10.1	Representations and Warranties of Gamma. Except as set forth in the Disclosure Schedule, Gamma represents and warrants, as of the Effective Date as follows:

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10.1.1
Organization. Gamma is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver, and perform this Agreement.

10.1.2
Authorization. The execution and delivery of this Agreement and the performance by Gamma of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and do not violate (a) Gamma’s charter documents, bylaws, or other organizational documents, (b) in any material respect, any agreement, instrument, or contractual obligation to which such Gamma is bound, (c) any requirement of any Applicable Law, or (d) any order, writ, judgment, injunction, decree, determination, or award of any court or governmental agency presently in effect applicable to Gamma.

10.1.3
Binding Agreement. This Agreement is a legal, valid, and binding obligation of Gamma enforceable against it in accordance with its terms and conditions, subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance, and general principles of equity (whether enforceability is considered a proceeding at law or equity).

10.1.4
No Inconsistent Obligation. Gamma is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any material respect with the terms of this Agreement, or that would impede the diligent and complete fulfillment of its obligations hereunder.

10.1.5
There are no written claims, judgments, or settlements against, or amounts with respect thereto, owed by Gamma relating to (i) the Gamma Patents, or (ii) the Gamma Know-How. To Gamma’s knowledge, no written claim or litigation has been brought or threatened by any Person alleging that (a) the Gamma Patents are invalid or unenforceable, or (b) the Gamma Patents, or the Gamma Know-How, or the disclosing, copying, making, assigning, or licensing of the Gamma

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Patents, or the Gamma Know-How as contemplated by this Agreement violates, infringes, misappropriates or otherwise conflicts or interferes with any intellectual property or proprietary right of any Third Party.

10.1.6
To Gamma’s knowledge, the use of any Denali Background IP (as defined in the Denali License Agreement) disclosed to F-star for the conduct of the Tfr Fcab Discovery Plan will not infringe, misappropriate, misuse, violate or otherwise make use without authorisation of any Third Party intellectual property nor has any person threatened to Gamma in writing to issue such a notice.

10.2	Representations and Warranties of F-star. F-star represents and warrants to Gamma, as of the Effective Date as follows:

10.2.1
Organization. F-star is a limited liability company duly incorporated and validly existing under the laws of England and Wales. F-star has all requisite power and authority, corporate or otherwise, to execute, deliver and perform its respective obligations under this Agreement.

10.2.2
Authorization. The execution and delivery of this Agreement and the performance by F-star of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and do not violate (a) F-star’s articles of association or other organizational documents, (b) in any material respect, any agreement, instrument, or contractual obligation to which such F-star is bound, (c) any requirement of any Applicable Law, or (d) any order, writ, judgment, injunction, decree, determination, or award of any court or governmental agency presently in effect applicable to F-star.

10.2.3
Binding Agreement. This Agreement is the legal, valid and binding obligation of F-star enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by the

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effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

10.2.4
No Inconsistent Obligation. F-star is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any material respect with the terms of this Agreement, or that would impede the diligent and complete fulfillment of its obligations hereunder.

10.2.5
No Claims. Except as disclosed by F-star to Gamma in writing in the letter from Licensor to Denali on the Effective Date, there are no written claims, judgments, or settlements against, or amounts with respect thereto, owed by F-star, or to F-star’s knowledge by F-star GmbH, F-star Ltd or any of their respective Affiliates, relating to (i) the F-star Patents, or (ii) the F-star Know-How. To F-star’s knowledge, no written claim or litigation has been brought or threatened by any Person alleging that (a) the F-star Patents are invalid or unenforceable, or (b) the F-star Patents, or the F-star Know-How, or the disclosing, copying, making, assigning, or licensing of the F-star Patents, or the F-star Know-How as contemplated by this Agreement violates, infringes, misappropriates or otherwise conflicts or interferes with any intellectual property or proprietary right of any Third Party.

10.2.6
No Misappropriation. Except as disclosed by F-star to Gamma in writing in the letter from Licensor to Denali on the Effective Date, to the Knowledge of F-star no Person is infringing or misappropriating (i) the F-star Patents, or (ii) the F-star Know-How.

10.2.7
F-star In-Licenses. F-star has provided Gamma with complete and correct copies of all F-star In-Licenses, and there have been no modifications, amendments or restatements other than as provided to Gamma prior to the Effective Date. The F-star In-Licenses are in full force and effect in accordance with their terms. After giving effect to this Agreement, there exist no breaches, defaults or events which would (with the giving of notice, the passage of time

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or both) give rise to a breach, default or other right to terminate or modify any F-star In-License. F-star has not transferred or granted, and F-star shall not transfer or grant, to any Third Party any license or other interest in the F-star In-Licenses in a manner that would adversely affect any rights of Gamma under this Agreement.

10.3
DISCLAIMER OF WARRANTIES. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NONE OF F-STAR, F-STAR LTD, F-STAR GMBH OR GAMMA OR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

10.4	Covenants.

10.4.1
During the Term, F-star shall not encumber or adversely affect the rights granted to Gamma hereunder with respect to the F-star IP insofar as it relates to the Exploitation of mAb[2] and Licensed Products in a manner that would adversely affect any rights of Gamma under this Agreement.

10.4.2
During the Term, all contracts entered into between F-star or its Affiliates, on the one hand, and F-star GmbH or F-star Ltd or any of their respective Affiliates, on the other hand, shall be in writing and shall be on arms’ length terms.

10.5	Gamma Liability After Exercise of Buy-out Option. On [***] of Denali’s acquisition of Gamma following the exercise of the Buy-out Option, [***]. By way of examples, (a) [***], and (b) [***].

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ARTICLE 11
INDEMNITY

11.1
Indemnification of F-star. Gamma shall indemnify F-star, its Affiliates and their respective directors, officers, employees, and agents (the “F-star Indemnitees”) and defend and save each of them harmless, from and against any and all losses, damages, liabilities, penalties, costs, and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, investigations, claims, or demands of Third Parties (collectively, “Third Party Claims”) incurred by or rendered against the F-star Indemnitees arising from or occurring as a result of:

(a)	the Exploitation of mAb[2] or Licensed Products by or for Gamma or any of its Affiliates, Sublicensees, subcontractors, agents and consultants, on a mAb[2]-by-mAb[2] basis during the Term;

(b)	the breach by Gamma or its Affiliates of this Agreement; or

(c)
the gross negligence or willful misconduct on the part of Gamma or its Affiliates or their respective directors, officers, employees, and agents in performing its or their obligations under this Agreement; or

(d)
on an Accepted Fcab Target-by-Accepted Fcab Target basis, the infringement by F-star of any Third Party Patents or Know-How relating to the Accepted Fcab Target, solely to the extent (i) such infringement arose from F-star’s conduct of services on behalf of Gamma (and not any subsequent research, development or Commercialization of a Fcab to such Accepted Fcab Target by F-star or any product incorporating any such Fcab), and (ii) Gamma (or in the case that the services are conducted pursuant to the Denali License Agreement, Denali) knew of such Third Party Patents or Know-How at the time the scope of the services were agreed between F-star and Gamma.

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except for those Losses for which F-star, in whole or in part, has an obligation to indemnify Gamma pursuant to Section 11.2 hereof, as to which Losses each Party shall indemnify the other to the extent of their respective liability for such Losses.

11.2
Indemnification of Gamma. F-star shall indemnify Gamma, its Affiliates and its and their respective directors, officers, employees, and agents (the “Gamma Indemnitees”), and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims incurred by or rendered against the Gamma Indemnitees arising from or occurring as a result of:

(a)	F-star’s (or its Affiliates’ or Sublicensees’) use or practice of any F-star IP;

(b)	the breach by F-star or its Affiliates of this Agreement; or

(c)
the gross negligence or willful misconduct on the part of F-star or its Affiliates or its or their respective directors, officers, employees, and agents in performing its obligations under this Agreement;

except for those Losses for which Gamma has an obligation to indemnify F-star pursuant to Section 11.1 hereof, as to which Losses each Party shall indemnify the other to the extent of their respective liability for the Losses.

11.3
Notice of Claim. All indemnification claims in respect of a Party, F-star Ltd, F-star GmbH, and its and their respective Affiliates, or their respective directors, officers, employees and agents shall be made solely by such Party to this Agreement (the “Indemnified Party”). The Indemnified Party shall give the indemnifying Party prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under this ARTICLE 11, but in no event shall the indemnifying Party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party shall furnish

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promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.

11.4	Control of Defense.

11.4.1
In General. At its option, the indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within thirty (30) days after the indemnifying Party’s receipt of an Indemnification Claim Notice. The assumption of the defense of a Third Party Claim by the indemnifying Party shall not be construed as an acknowledgment that the indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor shall it constitute a waiver by the indemnifying party of any defenses it may assert against the Indemnified Party’s claim for indemnification. Upon assuming the defense of a Third Party Claim, the indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the indemnifying Party which shall be reasonably acceptable to the Indemnified Party. In the event the indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party shall immediately deliver to the indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim. Should the indemnifying Party assume the defense of a Third Party Claim, except as provided in Section 11.4.2, the indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim unless specifically requested in writing by the indemnifying Party. In the event that it is ultimately determined that the indemnifying Party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against the Third Party Claim, the Indemnified Party shall reimburse the indemnifying Party for any Losses incurred by the indemnifying Party in its defense of the Third Party Claim.

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11.4.2
Right to Participate in Defense. Without limiting Section 11.4.1, any Indemnified Party shall be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, that such employment shall be at the Indemnified Party’s own expense unless (a) the employment thereof, and the assumption by the indemnifying party of such expense, has been specifically authorized by the indemnifying Party in writing, (b) the indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 11.4.1 (in which case the Indemnified Party shall control the defense), or (c) the interests of the Indemnified Party and the indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under Applicable Law, ethical rules or equitable principles.

11.4.3
Settlement. With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that shall not result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affecting the business of the Indemnified Party in any manner, and as to which the indemnifying Party shall have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, the indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, shall deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 11.4.1, the indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss; provided, that it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed). If the indemnifying Party does not assume and conduct the defense of a Third Party Claim as provided above, the Indemnified Party may defend against such Third Party Claim.

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Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnified Party shall admit any liability with respect to, or settle, compromise or dispose of, any Third Party Claim without the prior written consent of the indemnifying Party, which consent shall not to be unreasonably withheld, conditioned or delayed. The indemnifying Party shall not be liable for any settlement, compromise or other disposition of a Loss by an Indemnified Party that is reached without the written consent of the indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.

11.4.4
Cooperation. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party shall, and shall cause each indemnitee to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours afforded to the indemnifying party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnified Parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying Party shall reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith.

11.4.5
Expenses. Except as provided above, the reasonable and verifiable costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any Third Party Claim shall be reimbursed on a Calendar Quarter basis in arrears by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

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11.4.6
Special, Indirect, and Other Losses. EXCEPT TO THE EXTENT ANY SUCH DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY AS PART OF A CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER THIS ARTICLE 11, NEITHER PARTY NOR ANY OF THEIR AFFILIATES SHALL BE LIABLE FOR ANY LOSS OF PROFITS OR BUSINESS INTERRUPTION OR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE IN CONNECTION WITH OR ARISING IN ANY WAY OUT OF THE TERMS OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE USE OF THE LICENSED COMPOUND OR LICENSED PRODUCT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

11.4.7
Insurance. Each Party shall obtain and carry in full force and effect the minimum insurance requirements set forth herein. The types of insurance, and minimum limits shall be: General Liability Insurance with a minimum limit of One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) in the aggregate. General Liability Insurance shall include, at a minimum, beginning at least thirty (30) days prior to first commercial sale of a Licensed Product, product liability insurance.

11.4.8
Certificates of Insurance. Upon request by a Party, the other Party shall provide certificates of insurance evidencing compliance with this Section. The insurance policies shall be under an occurrence form, but if only a claims-made form is available to a Party, then such Party shall continue to maintain such insurance after the expiration or termination of this Agreement for the longer of (a) a period of five (5) years following termination or expiration of this Agreement in its entirety, or (b) with respect to a particular Party, last sale of a Licensed Product

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(or but for expiration or termination, would be considered a Licensed Product) sold under this Agreement by a Party.
ARTICLE 12
TERM AND TERMINATION

12.1
Term. This Agreement shall commence on the Effective Date and, unless earlier terminated in accordance herewith, shall continue in force and effect until the earlier of the date on which Gamma has no further payment obligations to F-star hereunder.

12.2	Effect of Expiration of the Term. Following the expiration of the Term pursuant to Section 12.1, the grants in Sections 6.1, shall become exclusive, fully-paid, royalty-free and irrevocable.

12.3
Termination for Material Breach. If either Party (the “Non-Breaching Party”) believes that the other Party (the “Breaching Party”) has materially breached one (1) or more of its material obligations under this Agreement, then the Non-Breaching Party may deliver notice of such material breach to the Breaching Party (a “Default Notice”). If the Breaching Party fails to cure such breach within [***] after receipt of the Default Notice the Non-Breaching Party may terminate this Agreement to the extent that it relates to the Accepted Fcab Target to which the breach relates, upon written notice to the Breaching Party. In the event that Denali acquires Gamma this Section  12.3 shall no longer apply and F-star shall not have the right to terminate this Agreement under this Section 12.3.

12.4
Termination for Convenience. Gamma may terminate this Agreement in its entirety, or on an Accepted Fcab Target-by-Accepted Fcab Target basis, for any or no reason, upon [***] prior written notice to F-star.

12.5
Termination by F-star for Patent Challenge. F-star will have the right to terminate this Agreement in full upon written notice to Gamma in the event that Gamma or any of its Affiliates or Sublicensees directly assert in its own respective name or directs a Third Party to assert a Patent Challenge; provided that with respect to any such Patent Challenge by any non-Affiliate Sublicensee, F-star will not have the right to terminate this Agreement under

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this Section 12.5 if, within [***] of F-star’s notice to Gamma under this Section 12.5, Gamma (a) causes such Patent Challenge to be terminated or dismissed or (b) terminates the sublicense granted to such non-Affiliate Sublicensee. For purposes hereof, “Patent Challenge” means any challenge in a legal or administrative proceeding to the patentability, validity, ownership or enforceability of any of the F-star Patents (or any claim thereof), including by: (i) filing or pursuing a declaratory judgment action in which any of the F-star Patents or Platform Patents is alleged to be invalid or unenforceable; (ii) citing prior art against any of the F-star Patents or Platform Patents (other than art required to be cited by Applicable Law, including under a duty of candor to a Patent office), filing a request for or pursuing a re-examination of any of the F-star Patents or Platform Patents (other than with F-star’s written agreement), or becoming a party to or pursuing an interference; or (iii) filing or pursuing any opposition, cancellation, nullity or other like proceedings against any of the F-star Patents or Platform Patents; but excluding any challenge raised as a defense or counterclaim against a claim, action or proceeding asserted by F-star or its Affiliates against Gamma or its Affiliates or Sublicensees.

12.6	Rights in Bankruptcy.

12.6.1
Applicability of 11 U.S.C. § 365(n). All rights and licenses (collectively, the “Intellectual Property”) granted under or pursuant to this Agreement, including all rights and licenses to use improvements or enhancements developed during the Term, are intended to be, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Bankruptcy Code”) or any analogous provisions in any other country or jurisdiction, licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code. The Parties agree that the licensee of such Intellectual Property under this Agreement shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code, including Section 365(n) of the Bankruptcy Code, or any analogous provisions in any other country or jurisdiction. All of the rights granted to either Party under this Agreement shall

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be deemed to exist immediately before the occurrence of any bankruptcy case in which the other Party is the debtor.

12.6.2
Rights of Non-Debtor Party in Bankruptcy. If a bankruptcy proceeding is commenced by or against either Party under the Bankruptcy Code or any analogous provisions in any other country or jurisdiction, the non-debtor Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) any Intellectual Property and all embodiments of such Intellectual Property, which, if not already in the non-debtor Party’s possession, shall be delivered to the non-debtor Party within five (5) Business Days of such request; provided, that the debtor Party is excused from its obligation to deliver the Intellectual Property to the extent the debtor Party continues to perform all of its obligations under this Agreement and the Agreement has not been rejected pursuant to the Bankruptcy Code or any analogous provision in any other country or jurisdiction.

12.7
Effects of Termination by Gamma without cause or by F-star with cause. In the event of termination of this Agreement in its entirety or on an Accepted Fcab Target-by-Accepted Fcab Target basis by Gamma pursuant to Section 12.4 or by F-star pursuant to Section 12.3 or Section 12.5, the following terms and conditions will apply, provided, however, that if the termination relates only to a particular Accepted Fcab Target basis (a “Terminated Target”), then the following provisions will only apply with respect to such Terminated Target:

(a)
Except as may otherwise be agreed in writing by the Parties Gamma will be responsible at its own expense for an orderly wind-down, in accordance with accepted pharmaceutical industry norms and ethical practices, of any then ongoing Clinical Studies of any mAb[2] or Licensed Products with respect to a Terminated Target for which it has responsibility;

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(b)
All rights and licenses granted by F-star relating to the Terminated Target and any corresponding mAb[2] or Licensed Products hereunder shall immediately terminate. Except as expressly set forth in this ARTICLE 12, (i) Gamma and its Affiliates and Sublicensees will have no further rights to use any F-star IP to Exploit any mAb[2] or Licensed Products for which this Agreement has been terminated; (ii) with respect to any mAb[2] or Licensed Product that was the subject of a termination of this Agreement Gamma shall continue to pay any milestone payments that may accrue under Sections 7.2 or 7.5 with respect to such mAb[2] or Licensed Product and will pay any royalty that may accrue under Section 7.2 with respect to such mAb[2] or Licensed Product until expiration of the Royalty Term;

(c)
Where the termination has been by F-star pursuant to Section 12.3 then Gamma shall not be entitled to nominate an Accepted Fcab Target to replace the relevant Terminated Targets that were the subject of the termination and in the event that any Terminated Target is an Accepted Fcab Target then the number of Accepted Fcab Target that may be selected by Gamma pursuant to Section 3.1 shall be reduced by the number of Accepted Fcab Targets that are Terminated Targets;

(d)	The obligations under ARTICLE 5 shall immediately terminate with respect to the relevant Terminated Target and any mAb[2] or Licensed Products for which this Agreement has been terminated;

(e)	Notwithstanding anything herein to the contrary, that all rights and licenses granted or to be granted by Gamma pursuant to Section 6.2.1 or this Section 12.7 shall survive in full force and effect;

(f)
Except as set forth in ARTICLE 9, each Party shall return or cause to be returned to the other Party all Confidential Information and all substances or compositions of the other Party or its Affiliates delivered or provided

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by or on behalf of such other Party, as well as any other material provided by or on behalf of such other Party in any medium, in connection with such Terminated Target;

(g)
Gamma (for itself and its Affiliates) shall grant to F-star (without any further action required on the part of Gamma) the following licenses, except in the case that Denali has acquired Gamma, in which case Gamma shall not grant the following licenses:

(i)
a non-exclusive, [***], [***], irrevocable and perpetual license, with the right to grant sublicenses [***] (subject to Section 6.3, mutatis mutandis), under Gamma Know-How solely to the extent disclosed in writing to F-star during the Term and [***] to Exploit, and for the sole purpose of Exploiting, any mAb[2] which does not contain a Gamma Proprietary Fab (an “Available mAb[2]”) for the Terminated Target in the Field in the Territory where a “Gamma Proprietary Fab” is a Fab where the [***] which is, at the relevant time, the Confidential Information of Gamma.

(ii)
an non-exclusive, [***], [***], irrevocable and perpetual license, with the right to grant sublicenses [***] (subject to Section 6.3, mutatis mutandis), under Gamma Patents in the Field in the Territory solely to the extent (A) any claims of such Gamma Patents claim or cover [***], and (B) such claims are [***] to Exploit, and for the sole purpose of Exploiting, any Available mAb[2] for the Terminated Target, in the Field in the Territory; and

12.7.2
In the event that Gamma or any of its Affiliates wishes to cease the prosecution or maintenance of any Patents within such Gamma IP in any of the [***], [***], [***], [***], [***], [***] or the [***], Gamma shall promptly notify F-star in writing of such decision to enable F-star [***] to continue such prosecution or maintenance and at the request of F-star assign [***] such Patents to F-star [***];

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provided that the foregoing shall not apply in the case that Denali has acquired Gamma.

12.8
Effects of Termination by Gamma with cause. In the event of a termination of this Agreement in its entirety or on an Accepted Fcab Target-by-Accepted Fcab Target basis by Gamma pursuant to Section 12.3, the following terms and conditions will apply, provided, however, that if the termination relates only to a Terminated Target, then the following provisions will only apply with respect to such Terminated Target:

(a)
All rights and licenses granted by F-star relating to the mAb[2] or Licensed Products with respect to a Terminated Target hereunder shall immediately terminate. Except as expressly set forth in this ARTICLE 12, Gamma and its Affiliates and Sublicensees will have no further rights to use any F-star IP or Platform IP to Exploit any mAb[2] or Licensed Products for which this Agreement has been terminated;

(b)	The obligations under ARTICLE 5 shall immediately terminate with respect to the Terminated Target and the corresponding mAb[2] or Licensed Products for which this Agreement has been terminated; and

12.9
Remedies. Except as otherwise expressly provided herein, termination of this Agreement in accordance with the provisions hereof shall not limit remedies that may otherwise be available in law or equity.

12.10	Accrued Rights; Surviving Obligations.

12.10.1
Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration, including any amounts due under ARTICLE 7. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement. Without limiting the foregoing, the following Sections shall survive such termination or expiration Sections 5.3, 6.2, 6.3, 6.4, 6.5, 6.8, 6.9. 6.11, 7.5.2,

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10.5, 12.2, 12.7, 12.8, 12.9, 12.10, 13.3, 13.5, 13.6, 13.7, 13.10, 13.11 and ARTICLE 11 and ARTICLE 9.

12.10.2
Notwithstanding the termination of Gamma’s licenses and other rights under this Agreement, Gamma shall have the right for one (1) year after the effective date of such termination to sell or otherwise dispose of all mAb[2] or Licensed Product then in its inventory, as though this Agreement had not terminated, and such sale or disposition shall not constitute infringement of F-star’s or its Affiliates’ Patent or other intellectual property or other proprietary rights. For purposes of clarity, Gamma shall continue to make payments thereon as provided in ARTICLE 7 (as if this Agreement had not terminated).

ARTICLE 13
MISCELLANEOUS

13.1
Force Majeure. Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, earthquakes, hurricanes, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts, or other labor disturbances (whether involving the workforce of the non-performing Party or of any other Person), acts of God or acts, omissions or delays in acting by any governmental authority (except to the extent such delay results from the breach by the non-performing Party or any of its Affiliates of any term or condition of this Agreement). The non-performing Party shall notify the other Party of such force majeure within [***] after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use Commercially Reasonable Efforts to remedy its inability to perform.

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13.2
Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries that may be imposed on the Parties from time to time. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity in accordance with Applicable Law.

13.3	Assignment.

13.3.1
Without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed, no Party shall sell, transfer, assign, delegate, pledge, or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties hereunder; provided, that a Party may make such an assignment without the other Party’s consent to (a) [***], or (b) [***]. With respect to an assignment to [***] the assigning Party shall [***]. Any attempted assignment or delegation in violation of this Section 13.3 shall be void and of no effect. All validly assigned and delegated rights and obligations of the Parties hereunder shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns of F-star or Gamma, as the case may be. The permitted assignee or transferee shall assume all obligations of its assignor or transferor under this Agreement. Without limiting the foregoing, the grant of rights set forth in this Agreement shall be binding upon any successor or permitted assignee of F-star, and the obligations of Gamma, including the payment obligations, shall run in favor of any such successor or permitted assignee of F-star’s benefits under this Agreement.

13.3.2	Notwithstanding anything to the contrary herein, in the event of the acquisition of a controlling (as such term is used in the definition of Affiliate) interest in F-

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star or F-star GmbH or Gamma the acquirer of such Person shall not be considered to be an Affiliate of such Person for the purposes of this Agreement including for the purposes of the definition Control in respect of the intellectual property of the Parties and ARTICLE 5. For clarity, any Know-How, Patents or other intellectual property rights or other assets owned or Controlled by an acquirer or its Affiliates before such an acquisition of such Person or which were subsequently generated by the acquirer, or an Affiliate of the acquirer which is not F-star or an Affiliate of F-star immediately prior to the acquisition, will not be Controlled by such Person after such change in Control for purposes of this Agreement or subject to Section 5.1, except to the extent that F-star or F-star GmbH or any of their respective Affiliates owned or Controlled such Know-How, Patents or other intellectual property rights or other assets before such acquisition.

13.4
Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under any present or future law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom, and (d) in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and reasonably acceptable to the Parties. To the fullest extent permitted by Applicable Law, each Party hereby waives any provision of law that would render any provision hereof illegal, invalid, or unenforceable in any respect.

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13.5	Governing Law, Jurisdiction and Service.

13.5.1
Governing Law. This Agreement or the performance, enforcement, breach or termination hereof shall be interpreted, governed by and construed in accordance with the laws of England, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction; provided, that all questions concerning the construction or effect of Patents shall be determined in accordance with the laws of the country or other jurisdiction in which the particular Patent has been filed or granted, as the case may be. The Parties agree to exclude the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.

13.5.2
Service. Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 13.7.2 shall be effective service of process for any action, suit, or proceeding brought against it under this Agreement in any such court.

13.6
Dispute Resolution. Except for disputes resolved by the procedures set forth in Section 7.15, if a dispute arises between the Parties in connection with or relating to this Agreement or any document or instrument delivered in connection herewith (a “Dispute”), it shall be resolved pursuant to this Section 13.6.

13.6.1
General. Any Dispute shall first be referred to the Senior Officers of the Parties, who shall confer in good faith on the resolution of the issue. Any final decision mutually agreed to by the Senior Officers shall be conclusive and binding on the Parties. If the Senior Officers are not able to agree on the resolution of any such issue within [***] (or such other period of time as mutually agreed by the Senior Officers) after such issue was first referred to them, then, except as otherwise set forth in Section 13.6.2, either Party may, by written notice to the other Party, elect to initiate arbitration proceedings pursuant to the procedures set forth in Section 13.6.3 for purposes of having the matter settled.

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13.6.2
Intellectual Property Disputes. In the event that a Dispute arises with respect the validity, scope, enforceability, inventorship or ownership of any Patent, trademark or other intellectual property rights, and such Dispute cannot be resolved in accordance with Section 13.6.1, and, unless otherwise agreed by the Parties in writing, such Dispute shall not be submitted to arbitration in accordance with Section 13.6.3 and instead, either Party may initiate litigation in a court of competent jurisdiction, notwithstanding Section 13.5, in any country or other jurisdiction in which such rights apply.

13.6.3
Arbitration. Should the informal resolution mechanism of Section 13.6.1 prove unsuccessful within the allotted period, then the Parties shall submit their dispute to binding arbitration before [***]. Each Party shall appoint one arbitrator who at their turn shall nominate the chairperson, who shall be qualified in [***]. If a Party does not appoint its arbitrator within [***] following the expiry of the allotted period, then such arbitrator shall be selected in accordance with the then current rules of the [***]. Any arbitrator so selected shall have substantial experience in the pharmaceutical industry. The arbitration shall be conducted, and all documents submitted to the arbitrators shall be, in English. The arbitrators shall have the power to include an award of attorneys’ fees and costs to the prevailing Party, but shall have no power to award punitive, special, incidental or consequential damages. The arbitrator’s decision and award shall be final and binding upon all Parties. Subject to any award that the arbitrators may make, each Party shall bear its own costs for its counsel and other expenses, and the Parties shall equally share the costs of the arbitration. Judgment upon the award rendered by arbitration may be issued and enforced by any court having competent jurisdiction.

13.6.4
Interim Relief. Notwithstanding anything herein to the contrary, nothing in this Section 13.6 shall preclude either Party from seeking interim or provisional relief, including a temporary restraining order, preliminary injunction or other interim equitable relief concerning a Dispute following the ADR procedures set

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forth in Section 13.6.3, if necessary to protect the interests of such Party. This Section shall be specifically enforceable.

13.7	Notices.

13.7.1
Notice Requirements. Any notice, request, demand, waiver, consent, approval, or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if (a) delivered by hand or (b) sent by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in Section 13.7.2 or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 13.7.1. Such notice shall be deemed to have been given as of the date delivered by hand or on the second Business Day (at the place of delivery) after deposit with an internationally recognized overnight delivery service. This Section 13.7.1 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

13.7.2	Address for Notice.
If to F-star to:
F-star Biotechnology Ltd.
Eddeva B920 Babraham Research Campus
Cambridge, CB22 3AT
UK
Attention: Chief Business Officer and cc: Head of IP

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If to Gamma to:
F-star Gamma Ltd.
Eddeva B920 Babraham Research Campus
Cambridge, CB22 3AT
UK
Attention: Chief Business Officer and cc: Head of IP
with a copy (which shall not constitute notice) to:
Cooley LLP
Dashwood
69 Old Broad Street
London EC2M 1QS
Attention: John Wilkinson

13.8
Entire Agreement; Amendments. This Agreement, together with the Denali License Agreement and the Gamma Support Services Agreement and Schedules attached hereto, sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understandings, promises, and representations, whether written or oral, with respect thereto are superseded hereby (including that certain Confidential Disclosure Agreement between Denali and F-star Ltd dated December 18, 2015; provided that (a) all “Confidential Information” disclosed or received thereunder will be deemed “Confidential Information” hereunder and will be subject to the terms and conditions of this Agreement, and (b) all rights and obligations under such agreement will otherwise continue in full force and effect as provided therein). Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth in this Agreement. No amendment, modification, release, or discharge shall be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.

13.9
English Language. This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof,

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and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

13.10
Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party hereto of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.

13.11
No Benefit to Third Parties. Except as provided in ARTICLE 11, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they shall not be construed as conferring any rights on any other Persons.

13.12
Further Assurance. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents, and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

13.13
Relationship of the Parties. It is expressly agreed that F-star, on the one hand, and Gamma, on the other hand, shall be independent contractors and that the relationship between the Parties shall not constitute a partnership, joint venture, or agency, including for tax purposes. Neither F-star, on the one hand, nor Gamma, on the other hand, shall have the authority to make any statements, representations, or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other Party to do so. All persons employed by a Party shall be employees of such Party and not of the other

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Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.

13.14
Counterparts; Facsimile Execution. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. This Agreement may be executed by facsimile or electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures.

[SIGNATURE PAGES FOLLOW.]

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THIS AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the Effective Date.
F-STAR BIOTECHNOLOGY LIMITED
By: /s/ Jane Dancer
Name: Jane Dancer
Title: CBO
F-STAR GAMMA LIMITED
By: /s/ Tolga Hassan
Name: Tolga Hassan
Title: CFO + Co. Sec.

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Schedule 1.12
Buy-out Option Agreement

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Schedule 1.44
F-star Patents

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